UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

THUMZUP MEDIA CORPORATION

(Name of Registrant As Specified In Charter)

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☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

THUMZUP MEDIA CORPORATION

10557-B Jefferson Boulevard

Culver City, CA 90232

(800) 403-6150

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Los Angeles, California

May 12, 2025

This Information Statement is furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), and Series B Convertible Preferred Stock (the “Series B Preferred Stock”), par value $0.001 per share of Thumzup Media Corporation, a Nevada corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the actions described below (the “Corporate Actions”) taken by unanimous written consent of the Board of Directors of the Company and by written consent of the holders of a majority of the voting power of the issued and outstanding capital stock of the Company:

1.	Electing five directors to serve until our next annual meeting of Stockholders or until their successor is duly elected and qualified;

2.	Approving the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) and the reservation of up to 2,000,000 shares of the Company’s Common Stock, par value $0.001 (the “Common Stock”) for issuance thereunder, subject to certain conditions;

3.	Ratifying the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

4.	Approving, on an advisory basis, the compensation paid to our named executive officers;

5.	Approving the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d); and

6.	Approving any change of control that could result from the potential issuance of securities in the non-public offerings following effectiveness of Action No. 5, as required by and in accordance with Nasdaq Marketplace Rule 5635(b).

The purpose of this Information Statement is to notify our stockholders that on April 29, 2025, stockholders holding a majority of the voting power of our issued and outstanding shares of voting stock, executed a written consent approving the Corporate Actions. Pursuant to Rules 240.14c-2(d) and 240.14a-16(b) promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 days after a definitive Information Statement has been distributed to the shareholders of the Company.

The written consent that we received constitutes the only stockholder approval required for the Corporate Actions under Nevada law and the Company’s Certificate of Incorporation and Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Actions and we have not and will not be soliciting your approval of the Corporate Actions. Notwithstanding, the holders of our common and preferred stock of record at the close of business on April 28, 2025 (the “Record Date”), are entitled to notice of the stockholder action by written consent.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 was filed with the SEC on March 11, 2025, as amended on April 30, 2025 (the “2024 Annual Report”), is available on the Company’s website (https://thumzupmedia.com/investor-relations/financials/sec-filings/default.aspx) or upon request by contacting us at Thumzup Media Corporation, 10557-B Jefferson Boulevard, Culver City, CA 90232; Attn: Investor Relations.

The Company is mailing its stockholders of record as of April 28, 2025 a definitive Information Statement materials on or about May 12, 2025.

The Information Statement is available for viewing on the Internet at: https://thumzupmedia.com/investor-relations/financials/sec-filings/default.aspx.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Robert Steele
Robert Steele
Chairman of the Board

THUMZUP MEDIA CORPORATION

10557-B Jefferson Boulevard

Culver City, CA 90232

(800) 403-6150

INFORMATION STATEMENT

GENERAL INFORMATION

Thumzup Media Corporation (the “Company”) is a Nevada corporation with its principal executive offices located at 10557-B Jefferson Boulevard, Culver City, CA 90232. The Company’s telephone number is (800) 403-6150. This Information Statement is being sent to the Company’s stockholders (the “Stockholders”) by the board of directors (the “Board of Directors” or “Board”) of the Company to notify them about certain actions that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the Stockholders. The action was taken on April 29, 2025, and will be effective on a date that is at least 20 days after we mail a definitive Information Statement to our Stockholders.

On April 29, 2025, the Board of Directors and the Stockholders holding a majority of the Company’s outstanding voting capital stock approved, by written consent in lieu of a meeting, the below-mentioned actions. Accordingly, neither your vote nor your consent is required and neither is being solicited in connection with the approval of the actions.

April 28, 2025 is the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) to the Stockholders of the Company to notify such Stockholders of the following actions to be effective on or about June 2, 2025, which is 20 days after we mail our Definitive Information Statement to our Stockholders on May 12, 2025 (the “Corporate Actions”):

1.	Electing five directors to serve until our next annual meeting of Stockholders or until their successor is duly elected and qualified;

2.	Approving the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) and the reservation of up to 2,000,000 shares of the Company’s Common Stock, par value $0.001 (the “Common Stock”) for issuance thereunder, subject to certain conditions;

3.	Ratifying the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

4.	Approving, on an advisory basis, the compensation paid to our named executive officers;

5.	Approving the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d); and

6.	Approving any change of control that could result from the potential issuance of securities in the non-public offerings following effectiveness of Action No. 5, as required by and in accordance with Nasdaq Marketplace Rule 5635(b).

Pursuant to Rules 240.14c-2(d) and 240.14a-16(b) promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 days after we mail a Definitive Information Statement to our Stockholders. This Information Statement will serve as written notice to our Stockholders pursuant to the Nevada Revised Statutes (“NRS”).

The Company has asked brokers and other custodians, nominees and fiduciaries to forward the Information Statement materials to the beneficial owners of our securities held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to the Company’s Stockholders pursuant to Section 14 of the Exchange Act to notify the Company’s Stockholders as of the close of business on the Record Date of the Corporate Actions taken by a majority of the Company’s Stockholders.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the Corporate Actions as outlined in this Information Statement, which actions will be effective on a date that is at least 20 days after we mail a Definitive Information Statement to our Stockholders.

WHO IS ENTITLED TO NOTICE?

Each outstanding common share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the Stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of 50% of the Company’s outstanding voting power have voted in favor of the Corporate Actions. Under the NRS, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Corporate Actions consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 9,504,314 shares of Common Stock. Each share of Common Stock is entitled to cast 1 vote per share on all matters submitted to holders of Common Stock.

WHAT CORPORATE MATTERS DID THE STOCKHOLDERS VOTE FOR, AND HOW DID THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the following actions:

1.	Electing five directors to serve until our next annual meeting of Stockholders or until their successor is duly elected and qualified;

2.	Approving the Company’s 2025 Equity Incentive Plan (the “2025 Plan”) and the reservation of up to 2,000,000 shares of the Company’s Common Stock, par value $0.001 (the “Common Stock”) for issuance thereunder, subject to certain conditions;

3.	Ratifying the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

4.	Approving, on an advisory basis, the compensation paid to our named executive officers;

5.	Approving the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d); and

6.

Approving any change of control that could result from the potential issuance of securities in the non-public offerings following effectiveness of Action No. 5, as required by and in accordance with Nasdaq Marketplace Rule 5635(b).

WHAT VOTE IS REQUIRED TO APPROVE THE CORPORATE ACTIONS?

No further vote is required for approval of the Corporate Actions.

WHO IS PAYING THE COST OF THIS INFORMATION STATEMENT?

We will pay for preparing, printing and mailing of the Information Statement materials. Our costs are estimated at approximately $25,000.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company’s authorized capital consisted of 275,000,000 shares of capital stock, 250,000,000 of which are authorized as Common Stock and 25,000,000 are authorized as preferred stock of which (i) 1,000,000 shares are authorized as Series A Preferred Stock, and (ii) 40,000 shares are authorized as Series B Preferred Stock. As of the Record Date, there were 9,504,314 shares of Common Stock, 156,393 shares of Series A Preferred, and 15,700 shares of Series B Preferred issued and outstanding.

Each share of Common Stock is entitled to cast 1 vote per share on all matters submitted to holders of Common Stock.

The following Stockholders voted in favor of the Corporate Actions:

Common Share Votes

Name	Number of Votes	Percentage of Total Votes (1)

Robert Steele	3,104,780	32.67%
Isaac Dietrich	26,740	0.28%
Robert Haag (2)	300,101 (3)	3.16%
Joanna Massey	10,592	0.11%
Paul Dickman	21,710	0.23%
Joe Thomas (4)	732,126 (5)	7.70%
Andrew Haag (6)	939,330 (7)	9.88%
TOTAL	5,135,379	54.03%

(1)	Percentage based upon 9,504,314 shares of Common Stock issued and outstanding as of the Record Date.
(2)	Robert Haag, a Director of the Company, is the Managing Member and sole owner of Westside Strategic Partners, LLC (“Westside”). Robert Haag has voting control and investment discretion over securities held by Westside. As such, Robert Haag may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by Westside.
(3)	Consists of (i) 125 shares of common stock owned by Robert Haag and (ii) 299,976 shares of common stock owned by Westside.
(4)	Joe Thomas has voting control and investment discretion over securities held by SLS Group, LLC (“SLS”) and Classic Solutions Corporation (“Classic”). As such, Joe Thomas may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by SLS and Classic. The address of Mr. Thomas is 4580 S Thousand Oaks Drive Salt Lake City, UT 84124.
(5)	Consists of (i) 219,723 shares of common stock owned by SLS and (ii) 512,403 shares of common stock owned by Classic.
(6)	Andrew Haag is the Managing Member of Hampton Growth Resources, LLC (“HGR”). Andrew Haag has voting control and investment discretion over securities held by HGR. As such, Andrew Haag may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by HGR. The address of Andrew Haag is 1688 Meridian Ave, Ste 700 Miami Beach, FL 33139.
(7)	Consists of 939,330 shares of common stock owned by HGR.

Pursuant to Rules 240.14c-2(d) and 240.14a-16(b) promulgated under the Exchange Act, the Corporate Actions will become effective no sooner than 20 days after we mail a Definitive Information Statement to our Stockholders. This Information Statement will serve as written notice to our Stockholders pursuant to the Nevada Revised Statutes (“NRS”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our Common Stock, and Series A Preferred Convertible Stock by (i) each person who, to our knowledge, owns more than 5% of our Common Stock or Series A Preferred Convertible Stock (“Series A Preferred”), (ii) our current directors and the named executive officers identified under the heading “Executive Compensation” and (iii) all of our current directors and executive officers as a group. We have determined beneficial ownership in accordance with applicable rules of the SEC, and the information reflected in the table below is not necessarily indicative of beneficial ownership for any other purpose. Under applicable SEC rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the right to acquire within 60 days after April 28, 2025 through the exercise of any option, warrant or right or through the conversion of any convertible security. Unless otherwise indicated in the footnotes to the table below and subject to community property laws where applicable, we believe, based on the information furnished to us that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

The Certificate of Designation of the Series A Preferred contains a blocker which prohibits the conversion of the Series A Preferred into shares of common stock if the number of shares of common stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of common stock owned by the holder at such time, the number of shares of Common Stock that would result in the holder beneficially owning (as determined in accordance with Section 13(d) of the 1934 Act and the rules thereunder) more than 4.99% of all of the common stock outstanding at such time (the “4.99% Beneficial Ownership Limitation”); provided, however, that, upon the holder providing the Company with sixty-one (61) days’ advance notice (the “4.99% Waiver Notice”) that the holder would like to waive the 4.99% Beneficial Ownership Limitation with regard to any or all shares of common stock issuable upon conversion of the Series A Preferred, the 4.99% Beneficial Ownership Limitation will be of no force or effect with regard to all or a portion of the Series A Preferred referenced in the 4.99% Waiver Notice but shall in no event waive the 9.99% Beneficial Ownership Limitation (the “9.99% Beneficial Ownership Limitation”). The paragraph forgoing constituting the (“Series A Blocker”).

The Certificate of Designation of the Series B Preferred contains a blocker which prohibits the conversion of the Series B Preferred into shares of common stock if the number of shares of common stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of common stock owned by the holder at such time, the number of shares of Common Stock that would result in the holder beneficially owning (as determined in accordance with Section 13(d) of the 1934 Act and the rules thereunder) more than 4.99% of all of the common stock outstanding at such time (the “4.99% Beneficial Ownership Limitation”); provided, however, that, upon the holder providing the Company with sixty-one (61) days’ advance notice (the “4.99% Waiver Notice”) that the holder would like to waive the 4.99% Beneficial Ownership Limitation with regard to any or all shares of common stock issuable upon conversion of the Series B Preferred, the 4.99% Beneficial Ownership Limitation will be of no force or effect with regard to all or a portion of the Series B Preferred referenced in the 4.99% Waiver Notice but shall in no event waive the 9.99% Beneficial Ownership Limitation (the “9.99% Beneficial Ownership Limitation”). The paragraph forgoing constituting the (“Series B Blocker”).

The information set forth in the table below is based on 9,504,314 shares of our Common Stock, 156,393 shares of Series A Preferred, and 15,700 shares of Series B Preferred issued and outstanding on April 28, 2025. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options, warrants, rights or other convertible securities held by that person that are currently exercisable or will be exercisable within 60 days after April 28, 2025. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the principal address of each of the Stockholders below is in care of Thumzup™ Media Corporation, 10557-B Jefferson Boulevard, Culver City, CA 90232.

	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned	Number of Shares of Series A Preferred Owned		Percentage of Series A Preferred Beneficially Owned	Number of Shares of Series B Preferred Owned		Percentage of Series B Preferred Beneficially Owned	% of Total Voting Power
Directors and Named Executive Officers
Robert Steele	3,245,405	(1)	34.24%	-		-	-		-	34.24%
Robert Haag (2)	473,037	(3)	4.99%	32,852	(4)	21.01%	1,000	(5)	6.37%	4.99%
Isaac Dietrich	81,033	(6)	0.85%	807		0.52%	-		-	0.85%
Joanna Massey	164,817	(7)	1.74%	1,615		1.03%	800		5.10%	1.74%
Paul Dickman	159,710	(8)	1.68%	-		-	-		-	1.68%
All directors and named executive officers as a group (5 people)	4,124,002		43.50%	35,274		22.55%	1,800		11.46%	43.50%
Other 5% Stockholder
Daniel Lupinelli	1,400,223	(9)	14.77%	-		-	-		-	-%
Joe Thomas (10)	732,126	(11)	7.70%	58,306	(12)	37.28%	-		-	7.70%
Andrew Haag (13)	939,330	(14)	9.88%	58,790	(15)	37.59%	1,000	(16)	6.37%	9.88%

(1) Consists of (i) 3,104,780 shares of common stock and (ii) 140,625 shares of common stock underlying options at $5.00/share which will vest within 60 days of April 28, 2025. Excludes 359,375 shares of common stock underlying unvested options at $5.00/share.

(2) Robert Haag, a Director of the Company, is the Managing Member and sole owner of Westside Strategic Partners, LLC (“Westside”). Robert Haag has voting control and investment discretion over securities held by Westside. As such, Robert Haag may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by Westside.

(3) Consists of (i) 299,976 shares of common stock held by Westside, (ii) 125 shares of common stock held by Robert Haag, (iii) 120,000 shares of common stock underlying options to purchase common stock at $5.00/share and (iii) 52,936 shares of common stock underlying 32,852 shares of Series A Preferred held by Westside. Excludes (i) 439,844 shares of common stock underlying 32,852 shares of Series A Preferred held by Westside as such conversion is prohibited by the Series A Blocker and (ii) 12,500 shares of common stock underlying 1,000 shares of Series B Preferred held by Westside as such conversion is prohibited by the Series B Blocker.

(4) Consists of 32,852 shares of Series A Preferred held by Westside.

(5) Consists of 1,000 shares of Series B Preferred held by Westside.

(6) Consists of (i) 26,740 shares of common stock, (ii) 12,105 shares of common stock underlying 807 shares of Series A Preferred and (iii) 42,188 shares of common stock underlying options at $5.00/share which will vest within 60 days of April 28, 2025. Excludes 107,812 shares of common stock underlying unvested options at $5.00/share.

(7) Consists of (i) 10,592 shares of common stock, (ii) 120,000 shares of common stock underlying options to purchase common stock at $5.00/share (iii) 24,225 shares of common stock underlying 1,615 shares of Series A Preferred, and (iv) 10,000 shares of common stock underlying 800 shares of Series B Preferred.

(8) Consists of (i) 21,710 shares of common stock and (ii) 138,000 shares of common stock underlying options to purchase common stock at $5.00/share.

(9) Consists of 1,400,223 shares of common stock held by Mr. Lupinelli. Pursuant to a non-vote agreement, Mr. Lupinelli may not vote his shares in any corporate actions.

(10) Joe Thomas is the Managing Member of SLS Group, LLC (“SLS”) and is also the President of Classic Solutions Corp (“Classic”). Joe Thomas has voting control and investment discretion over securities held by SLS and Classic. As such, Joe Thomas may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by SLS and Classic. The address of Mr. Thomas is 4580 S Thousand Oaks Drive Salt Lake City, UT 84124.

(11) Consists of (i) 219,723 shares of common stock held by SLS and (ii) 512,403 shares of common stock held by Classic. Excludes (i) 437,310 shares of common stock underlying 29,154 shares of Series A Preferred held by SLS and (ii) 437,280 shares of common stock underlying 29,152 shares of Series A Preferred held by Classic as such conversion is prohibited by the Series A Blocker.

(12) Consists of 29,154 shares of Series A Preferred held by SLS and 29,152 shares of Series A Preferred held by Classic.

(13) Andrew Haag is the Managing Member of Hampton Growth Resources, LLC (“HGR”). Andrew Haag has voting control and investment discretion over securities held by HGR. As such, Andrew Haag may be deemed to be the beneficial owner (as determined under Section 13(d) of the Exchange Act) of the securities held by HGR. The address of Mr. Haag is 1688 Meridian Ave, Ste 700 Miami Beach, FL 33139.

(14) Consists of 939,330 shares of common stock held by HGR. Excludes (1) 881,850 shares of common stock underlying 58,790 shares of Series A Preferred held by HGR as such conversion is prohibited by the Series A Blocker (ii) 12,500 shares of common stock underlying 1,000 shares of Series B Preferred held by HGR as such conversion is prohibited by the Series B Blocker.

(15) Consists of 58,790 shares of Series A Preferred held by HGR.

(16) Consists of 1,000 shares of Series B Preferred held by HGR.

From time to time, the number of our shares held in the “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares of our common stock outstanding.

Lockup Agreements

On September 21, 2022, Robert Steele, and Danny Lupinelli entered into Lockup Agreements (the “Lockup Agreement’) with holders of the Series A Preferred Convertible Stock over the ownership of their securities. Other than with respect to certain issuances, without the prior consent of 51% of the holders of the Series A Preferred Convertible Stock of the Company, will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company; (ii) file or cause to be filed any registration statement with the Securities and Exchange Commission relating to the offering of any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company.

DIRECTORS AND EXECUTIVE OFFICERS

Biographical and certain other information concerning the members of the Company’s Board of Directors is set forth below. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Name	Age	Title

Robert Steele	58	Chairman of the Board of Directors and Chief Executive Officer
Isaac Dietrich	33	Chief Financial Officer and Director
Robert Haag	60	Director
Joanna Massey	56	Director
Paul Dickman	42	Lead Director

Board Skills Matrix (As of April 29, 2025)

	Paul Dickman	Isaac Dietrich	Robert Haag	Joanna Massey	Robert Steele

Capital Markets	X	X	X	X

Crisis Management	X	X	X	X

Cybersecurity		X			X

Data Management					X

Finance/P&L (*=QFE)	X*	X*	X	X	X

Governance & Public Company Boards	X	X		X	X

Human Capital Management, Organizational Development	X		X	X	X

International Business	X		X	X

Investment Banking and deal Structure	X	X	X	X

Investor Relations	X	X	X	X

MarComms & Brand Management	X			X	X

M&A	X	X	X	X

Regulatory, Legal & Risk Management	X	X	X	X	X

Related Industry Experience (Advertising services, digital marketing, SaaS)	X	X		X	X

Software Engineering		X			X

Robert Steele: Chief Executive Officer, President, Secretary, Treasurer, Director

Mr. Steele is the Chief Executive Officer and a director of Thumzup Media Corporation. From October 2019 until present Mr. Steele has operated a consulting business that has provided investor relations, financial, sales and marketing consulting services to various clients. Mr. Steele was the Director of Client Positioning at IRTH Communications, LLC from January 2017 to September 2019. From May 2016 through December 2016 Mr. Steele was an independent consultant rendering sales, marketing and investor relations services. From January 2010 to May 2016 Mr. Steele was the President of Rightscorp, Inc. While at Rightscorp, Mr. Steele designed and deployed patented intellectual property software as a service (SaaS) tools that were used by major brands like Warner Bros. to protect their intellectual property. As President of Rightscorp, Mr. Steele led the design of the software used by clients like Sony/ATV and BMG. BMG successfully used Mr. Steele’s technology to win a landmark $25 million judgment against Cox Communications for copyright infringement. Mr. Steele holds a BS in Electronic and Computer Engineering from George Mason University.

Isaac Dietrich: Chief Financial Officer and Director

Mr. Dietrich has served as Thumzup’s Chief Financial Officer as well as member of its Board of Directors since October 2024, having previously served as Director of Finance from September 2022 to October 2024.

Over the past 10 years, Mr. Dietrich was instrumental in raising $100 million through the sale of equity instruments while handling financial reporting, corporate communications, and exchange compliance matters for Greenwave Technology Solutions, Inc. (“Greenwave”), a leading scrap metal recycler which generated over $35 million in revenue in FY 2023, and for which served as Chief Financial Officer from April 2023 to April 2025.

Mr. Dietrich previously held the following positions with Greenwave: Chief Executive Officer (April 2013 – October 2017, December 2017 – September 2021); Chairman of the Board (April 2013 – October 2017, December 2018 – June 2021); Chief Financial Officer (April 2013 – May 2014, August 2017 – October 2017, March 2021 – November 2021, April 2023 to April 2025); and a member of its Board of Directors (April 2013 – November 2021). Mr. Dietrich was a consultant to Greenwave from February 2022 to April 2023. Since February 2023, Mr. Dietrich has served on Truleum, Inc.’s Board of Directors and as Chairman of its Audit Committee.

Directors

Robert Haag: Director

Robert Haag is the Managing Member and sole owner of Westside Strategic Partners, LLC, which is an investor in the Company. Since 2012, Mr. Haag has been a Managing Director of IRTH Communications, LLC, which provides financial communications services, and strategic consulting to its clients. He was previously employed in the brokerage, investment banking industries from about 1993 - 2001 and formerly held the Series 7, 24 and 63 licenses.

Based in Asia from 2008-2012, he held senior positions with an investment fund and also an investment bank based in Saigon, Vietnam in 2008. From 2009-2012 he served as Managing Director of Asia for IRTH Communications, LLC and was based out of Shanghai, China. From approximately 2002-2007 he was Director of Speculative Investments at KMVI, a family office / holding company which invested in restaurants, oil, private equity, publicly traded companies, real estate and a wide array of other industries. While at KMVI, he was also President and CEO of Utopia Optics (majority owned by KMVI), an eyewear and apparel company focused on consumers in the action sports markets. Mr. Haag graduated from Hamilton College with a Bachelor of Arts in History in 1988.

Joanna Massey: Director

Dr. Joanna Massey has served on the Company’s Board of Advisors since 2023 and as a Director since October 2024, and is an experienced public company board director. She is also on the Board of KULR Technology Group, a global leader in advanced energy management solutions, for which she serves as Lead Independent Director, Chair of Nominating & Corporate Governance, Chair of Compensation, and a member of the Audit Committee. In addition, she has served as Independent Director for the Hollywood Foreign Press Association since September 2021. Previously, she was Chairman of the Board for TessPay, Inc., a financial technology platform that uses blockchain technology to provide payment assurance and liquidity. In addition to her Board positions, Dr. Massey works as a Management Consultant for her eponymous company J.D. Massey Associates, Inc. Throughout her career, Dr. Massey has held various roles, including assisting micro-cap and small/mid-cap companies attract institutional investors and expand market share by advising them on enterprise risk management and corporate governance. Dr. Massey’s expertise in crisis communications and brand reputation management enables her to anticipate stakeholder reactions and advise on change management and navigating risk. As a corporate communications executive, Dr. Massey has managed integration during major merger and acquisition transactions at Lionsgate, CBS, and Discovery; corporate turnaround as Condé Nast pivoted from print to video; and crisis communications with consumers, employees, investors, regulators, and politicians. Dr. Massey earned a Bachelor of Arts in Journalism from the University of Southern California, a Master of Business Administration from the University of Southern California and a Graduate Certificate in Corporate Finance from Harvard University, as well as a Master of Arts in Clinical Psychology from Antioch University and a Ph.D. in Psychology from Sofia University, and finally a Master of Science in Legal Studies from Cornell Law with an expected degree conference date of 2025. We believe Dr. Massey is qualified to serve as a member of our board of directors because of her governance background as a public company director, corporate communications executive, and over 30 years of experience advising chairmen and CEOs during the most challenging times, including major crises, whistleblower complaints, public-facing lawsuits, and merger and acquisition transactions, in addition to her extensive academic credentials in both finance and business administration, as well as corporate law.

Paul Dickman: Lead Director

An accomplished angel and real estate investor, Dickman has held influential positions such as Chief Financial Officer, Chairman of the Board, and Chair of the Board Audit Committee in various publicly traded companies. His notable tenure as Chairman of the Board at Medicine Man Technologies saw the company through a significant capital raise of $20M, a series of strategic acquisitions, and a remarkable increase in stock value, culminating in an enterprise value of over $130M.

Paul is the Founder & Principal of Breakwater MB, a boutique merchant bank focused on providing the expertise and funding needed for cannabis-focused organizations to transition into the public market. Prior to founding Breakwater MB, Dickman established Breakwater Corporate Finance, a professional services agency offering outsourced CFO and board governance services to private and micro-cap public companies. Through Breakwater Corporate Finance, Dickman has helped facilitate multiple rounds of new equity and debt capital and has facilitated multiple public offerings while providing profitable liquidity events for investors. Mr. Dickman has a bachelor’s degree in finance and accounting, is a licensed CPA in the State of Colorado (inactive) and is a past Fellow of the National Association of Corporate Directors (NACD).

Family Relationships

There are no family relationships among our directors and executive officers.

10b5-1 Trading Plans

None.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

CORPORATE GOVERNANCE

Governance of Our Company

We seek to maintain high standards of business conduct and corporate governance, which we believe are fundamental to the overall success of our business, serving our Stockholders well and maintaining our integrity in the marketplace. Our corporate governance guidelines and Code of Conduct and Ethics, together with our Certificate of Incorporation, Bylaws and the charters for each of our Board committees, form the basis for our corporate governance framework. We also are subject to certain provisions of the Sarbanes-Oxley Act and the rules and regulations of the SEC. The full text of the Code of Conduct and Ethics is available on our website at https://thumzupmedia.com/investor-relations/governance/governance-documents/default.aspx and is also filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC on March 11, 2025 and amended on April 30, 2025.

As described below, our Board has established four standing committees to assist it in fulfilling its responsibilities to the Company and its stockholders: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Our Board of Directors

As of April 28, 2025, our Board consists of five members. The number of directors on our Board can be evaluated and amended by action of our Board.

Our Board judges the independence of its directors by the standards established by the Nasdaq Stock Market. Accordingly, the Board has determined that our three non-employee directors, Joanna Massey, Paul Dickman, and Robert Haag each meet the independence standards established by the Nasdaq Stock Market and the applicable independence rules and regulations of the SEC, including the rules relating to the independence of the members of our Audit Committee and Compensation Committee. Our Board considers a director to be independent when the director is not an officer or employee of the Company or its subsidiaries, does not have any relationship which would, or could reasonably appear to, materially interfere with the independent judgment of such director, and the director otherwise meets the independence requirements under the listing standards of the Nasdaq Stock Market and the rules and regulations of the SEC.

Our Board believes its members collectively have the experience, qualifications, attributes and skills to effectively oversee the management of our Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to resolve the issues facing our Company, a willingness to devote the necessary time to their Board and committee duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Risk Oversight. Our Board oversees the management of risks inherent in the operation of our business and the implementation of our business strategies. Our Board performs this oversight role by using several different levels of review. In connection with its reviews of the operations and corporate functions of our Company, our Board addresses the primary risks associated with those operations and corporate functions. In addition, our Board reviews the risks associated with our Company’s business strategies periodically throughout the year as part of its consideration of undertaking any such business strategies. Each of our Board committees also coordinates oversight of the management of our risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. The Board is also provided with updates by the Chief Executive Officer and other executive officers of the Company on a regular basis.

Stockholder Communications. Although we do not have a formal policy regarding communications with the Board, Stockholders may communicate with the Board by writing to us at 10557-B Jefferson Boulevard, Culver City, CA 90232 Attention: Chairman. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate. Please note that the foregoing communication procedure does not apply to (i) stockholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Board and Committee Meetings

During the fiscal year ended December 31, 2024, our Board held four meetings and operated primarily by unanimous written consent. For the fiscal year ended December 31, 2024, our Board was composed of two members from January to October 2024 and five members from October 2024 to December 31, 2024. For the fiscal year ended December 31, 2023, our Board was composed of two members from January 1 to December 31, 2023. Our Audit Committee held two meetings during the year ended December 31, 2023. The Company held its 2024 Shareholder’s Meeting on May 29, 2024.

Board Committees

Effective upon Thumzup’s Nasdaq listing on October 29, 2024, our Board designated the following three committees of the Board: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Audit Committee. Effective as of October 29, 2024 the Board appointed each of Joanna Massey, Paul Dickman, and Robert Haag as a member of the Audit Committee. On October 29, 2024, Paul Dickman was elected Chairman of the Audit Committee. The Audit Committee is responsible for, among other things, overseeing the financial reporting and audit process and evaluating our internal controls over financial reporting. The Board has determined that Paul Dickman is an “audit committee financial expert” serving on its Audit Committee. The Board has determined that each member of the Audit Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market. A copy of the Audit Committee Charter is available on our website at https://thumzupmedia.com/investor-relations/governance/governance-documents/default.aspx.

Compensation Committee Effective as of October 29, 2024 the Board appointed each of Joanna Massey, Paul Dickman, and Robert Haag as a member of the Compensation Committee. On October 29, 2024, Robert Haag was elected Chairman of the Compensation Committee. The Compensation Committee is responsible for, among other things, establishing and overseeing the Company’s executive and equity compensation programs, reviewing and recommending executive officer employment agreements, determining director compensation programs, overseeing the hiring of independent compensation consultants, preparing the compensation committee report, establishing performance goals and objectives, and evaluating performance against such goals and objectives. The Compensation Committee also grants stock options and other awards under our stock plans, periodically reviews the operation of the Company’s employee benefit plans and analyzes the Company’s bylaws, Compensation Committee Charter for its adequacy in meeting the Company’s compensation-related goals and objectives. The Compensation Committee Charter does not grant the right to delegate authority to other persons, although it does grant the Compensation Committee the flexibility to hire compensation consultants to assist in the design, formulation, analysis and implementation of compensation programs for the Company’s executive officers. While the Board does not provide a formal role for executive officers in determining or recommending the amount or form of executive and director compensation, the Compensation Committee meets with the CEO at or near the start of each fiscal year to discuss the goals and incentive compensation programs. The Board has determined that each member of the Compensation Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Compensation Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market. A copy of the Compensation Committee Charter is available on our website at https://thumzupmedia.com/investor-relations/governance/governance-documents/default.aspx.

Nominating and Corporate Governance Committee. Effective as of October 29, 2024 the Board appointed each of Joanna Massey, Paul Dickman, and Robert Haag as a member of the Nominating and Corporate Governance Committee. On October 29, 2024, Joanna Massey was elected Chairwoman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for, among other things, identifying and recommending candidates to fill vacancies occurring between annual stockholder meetings and reviewing the Company’s policies and programs relating to matters of corporate citizenship, including public issues of significance to the Company and its stockholders. The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the Nominating and Corporate Governance Committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market. A copy of the Nominating and Corporate Governance Committee Charter is available on our website at https://thumzupmedia.com/investor-relations/governance/governance-documents/default.aspx.

Risk Oversight

The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as appropriate, regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing the Company and our general risk management strategy, and also ensures that the risks we undertake are consistent with the Board’s risk parameters. While the Board oversees the risk management process, our management is responsible for day-to-day risk management and, if management identifies new or additional significant risks, it brings such risks to the attention of the Board.

Board Leadership Structure

Robert Steele is the Chairman of our Board and Chief Executive Officer of the Company. The Chairman of the Board presides at all meetings of the Board, unless such position is vacant, in which case, the Lead Director of the Company would preside.

Policy on Hedging the Economic Risks of Equity Ownership.

The Company has no policy regarding hedging the economic risks of equity ownership for the executive team or directors of the Company and the Company does not engage in this practice.

Changes to security holder director nomination procedures

The Company has not adopted procedures for considering director candidates submitted by stockholders under Item 407(c)(2)(iv), Regulation S-K.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our outstanding shares of Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership in our Common Stock and other equity securities. Such persons are required by SEC regulations to furnish to us copies of all Section 16(a) forms they file. To our knowledge, based solely on our review of copies of the reports received by us or written representations from certain Reporting Persons that no other reports were required, we believe that during the fiscal year ended December 31, 2024, all filing requirements applicable to the Reporting Persons were timely met.

EXECUTIVE OFFICERS

The following are our executive officers and their ages. The biographies for each of Mr. Steele and Mr. Dietrich are set forth above.

Name	Age	Position
Robert Steele	58	Chief Executive Officer and Chairman of the Board
Isaac Dietrich	33	Chief Financial Officer and Director

Robert Steele, Chief Executive Officer and Director – Biographical information regarding Mr. Steele is provided above under Directors and Executive Officers.

Isaac Dietrich, Chief Financial Officer and Director – Biographical information regarding Mr. Dietrich is provided above under Directors and Executive Officers.

EXECUTIVE COMPENSATION

Named Executive Officers.

Our named executive officers for the years ended December 31, 2024, and 2023 were Robert Steele, our Chief Executive Officer, and Isaac Dietrich, our Chief Financial Officer.

The following table presents the compensation awarded to, earned by or paid to our named executive officers for the years ended December 31, 2024, and December 31, 2023.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($) (1)		Option awards ($) (1)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($) (1)		Total ($)
Robert Steele	2024	83,578	50,000	—		—	—	—	1,320	(3)	134,898
Chief Executive Officer	2023	67,000	—	—		—	—	—	—		67,000

Isaac Dietrich	2024	74,481	25,000	—		—	—	—	—		99,481
Chief Financial Officer	2023	45,000	—	166,500	(2)	—	—	—	—		211,500

(1)	These amounts are the aggregate fair value of the equity compensation incurred by the Company for payments to executives during the fiscal year. The aggregate fair value is computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The fair market value was calculated using the Black-Scholes options pricing model.
(2)	Mr. Dietrich was awarded 24,000 shares of common stock with a fair value of $166,500 for services rendered during the year ended December 31, 2023. Mr. Dietrich did not receive any common stock awards during the year ended December 31, 2024.
(3)	Mr. Steele received executive perquisites of $1,320 for his home internet service during the year ended December 31, 2024

At no time during the periods listed in the above tables, with respect to any named executive officers, was there:

●	any outstanding option or other equity-based award re-priced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined);

●	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;

●	any non-equity incentive plan award made to a named executive officer;

●	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or

●	any payment for any item to be included under the “All Other Compensation” column in the Summary Compensation Table.

Outstanding Equity Awards at December 31, 2024

On October 29, 2024, Robert Steele was awarded options to purchase 500,000 shares of common stock at a $5.00/share strike price with a fair value of $2,469,658. The options shall vest per the following schedule: 25% on January 1, 2025 and the remaining 75% vesting in 48 equal monthly installments comments January 1, 2025.

On October 29, 2024, Isaac Dietrich was awarded options to purchase 150,000 shares of common stock at a $5.00/share strike price with a fair of $740,898. The options shall vest per the following schedule: 25% on January 1, 2025 and the remaining 75% vesting in 48 equal monthly installments comments January 1, 2025.

Narrative Disclosure to the Summary Compensation Table

Robert Steele

Effective October 1, 2022, the Company entered into an employment agreement with Robert Steele pursuant to which Mr. Steele serves as the Company’s Chief Executive Officer. Pursuant to the terms of the employment agreement, Mr. received a monthly salary of $5,000 per month. Effective June 1, 2023, the Company increased Mr. Steele’s compensation to $6,000 per month.

Effective October 29, 2024, the Company and Mr. Steele entered into an Executive Employment Agreement, which, among other things, employs Mr. Steele as the Chief Executive Officer of the Company. Mr. Steele is paid a salary of $168,000 in periodic instalments in accordance with the Company’s customary payroll practices and applicable wage payment and withholdings laws and requirements. Additionally, the Mr. Steele’s Base Salary will increase from $168,000 to $250,000, effective upon the Company’s achievement of $100,000 net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, (ii) will increase further to $350,000 upon the Company achieving $250,000 in net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, and (iii) effective upon the Company’s receipt of an aggregate of $800,000 in net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, the Base Salary will increase to $500,000.

On October 31, 2024, the Company paid Mr. Steele a past performance bonus of $50,000.

Isaac Dietrich

From September 19, 2022 to October 28, 2024, Mr. Dietrich was compensated $5,000 per month for his services as Director of Finance. The monthly cash fee was waived from September to December 2023. Mr. Dietrich was compensated 24,000 shares of common stock with a fair value of $166,500 for services rendered during the year ended December 31, 2023.

Effective October 29, 2024, the Company and Mr. Dietrich entered into an Executive Employment Agreement, which, among other things, employes Mr. Dietrich as the Chief Financial Officer of the Company. Mr. Dietrich is paid a salary of $168,000 in periodic installments in accordance with the Company’s customary payroll practices and applicable wage payment and withholdings laws and requirements. Additionally, the Mr. Dietrich’s Base Salary will increase from $168,000 to $250,000, effective upon the Company’s achievement of $100,000 net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, (ii) will increase further to $250,000 upon the Company achieving $250,000 in net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, and (iii) effective upon the Company’s receipt of an aggregate of $800,000 in net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, the Base Salary will increase to $350,000.

On October 31, 2024, the Company paid Mr. Dietrich a past performance bonus of $25,000.

Pay Versus Performance

In August 2022, the SEC adopted final rules to require companies to disclose information about the relationship between executive compensation actually paid and certain financial performance of the company. The information below is provided pursuant to Item 402(v) of SEC Regulation S-K with respect to “smaller reporting companies” as that term is defined in Item 10(f)(1) of SEC Regulation S-K.

(a) Year	(b) Summary Comp Table Total for PEO ($)(1)	(c) Comp. Actually Paid to PEO ($)(2)	(d) Average Summary Comp. Table for Non-PEO NEOs ($)(3)	(e) Average Comp. Actually Paid to Non-PEO NEOs ($)(4)	(f) Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(5)	(g) Net Income ($)(6)
2022	$16,653	$16,653	$20,000	$20,000	$101.43	$(1,504,681)
2023	$67,000	$67,000	$211,500	$211,500	$85.71	$(3,324,180)
2024	$134,898	$134,898	$99,481	$99,481	$49.00	$(3,999,905)

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Steele (Chief Executive Officer) from January 2022 to December 2024.

(2)	The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Steele as computed in accordance with Item 402(v)(2)(iii) of SEC Regulation S-K, which prescribes certain specified additions and subtractions from the amount in column (b). In accordance with the requirements of Item 401(v)(2)(iii) of Regulation S-K, there were no adjustments required to be made to Mr. Steele’s total compensation for each year to determine the compensation actually paid.
(3)	The dollar amounts reported in column (d) represent the average amounts reported for the Company’s named executive officers as a group (excluding Mr. Steele) in the “Total” column of the Summary Compensation Table in each applicable year. The named executive officer (excluding Mr. Steele) included for purposes of calculating the average amounts in each applicable year is Mr. Dietrich (Chief Financial Officer effective October 29, 2024).
(4)	The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the named executive officers as a group (excluding Mr. Steele) as computed in accordance with Item 402(v)(2)(iii) of SEC Regulation S-K, which prescribes certain specified additions and subtractions from the amount in column (d). In accordance with the requirements of Item 401(v) of Regulation S-K, there were no adjustments required to be made to the average total compensation for the named executive officers as a group (excluding Mr. Steele).

(5)	Total Shareholder Return is determined based on the value of an initial fixed investment in the Company’s common stock of $100 on March 21, 2022 (the date the Company’s common stock became quoted on the OTCQB) and calculated in accordance with Item 201(e) of SEC Regulation S-K.

(6)	The dollar amounts reported in column (g) represent the amount of net income reflected in our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

The Compensation Committee of the Board of Directors of the Company does not have a policy or practice regarding evaluating Total Shareholder Return as part of its determination of compensation decisions for the named executive officers. The Compensation Committee takes various factors into account in determining the competitiveness of its executive compensation. Over the past three fiscal years the Compensation Committee has recognized the significant time and effort required by the executive officers and others to manage the Company’s liquidity by raising capital while reducing operating expenses and cash used in operations, secure and maintain the Company’s listing on the Nasdaq Capital Market, and to source and evaluate merger and acquisition opportunities. To retain qualified executive management, the Board, in 2024, paid bonuses to Mr. Steele and Mr. Dietrich as a past performance bonus.

All information provided above under the “Pay Versus Performance Information” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee director of our Board during the fiscal year ended December 31, 2024. Other than as set forth in the table and described more fully below, we did not pay any compensation, reimburse any expense of, make any equity awards or non-equity awards to, or pay any other compensation to any of the other members of our Board in such period.

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		Option Awards ($)		All Other Compensation ($)	Total ($)
Robert Haag	$8,547	(3)	$-		$583,610	(8)	$-	$592,157
Joanna Massey (1)	$5,242	(4)	$16,918	(6)	$583,610	(9)	$-	$605,770
Paul Dickman (2)	$5,242	(5)	$11,518	(7)	671,152	(10)		$687,912

Total:	$19,031		$28,436		$1,838,372		$-	$1,885,839

(1)	Dr. Massey was appointed to the Board effective October 29, 2024.
(2)	Mr. Dickman was appointed to the Board effective October 29, 2024.
(3)	From January 1 to October 28, 2024, Mr. Haag was compensated $1,000 per quarter. Effective October 29, 2024, Mr. Haag receives cash compensation of $2,500 per month.
(4)	Effective upon her appointment to the Board on October 29, 2024, Dr. Massey receives cash compensation of $2,500 per month.
(5)	Effective upon his appointment to the Board on October 29, 2024, Mr. Dickman receives cash compensation of $2,500 per month..
(6)	From January 1, 2024 until her appointment to the Board on October 29, 2024, Dr. Massey served as an advisor to the Company, for which she was compensated 1,000 shares of common stock per quarter. Dr. Massey received 3,305 shares of common stock with a fair value of $16,918 for her advisory services prior to her appointment to the Board.
(7)	From April 1, 2024 until his appointment to the Board on October 29, 2024, Mr. Dickman served as an advisor to the Company, for which he was compensated 1,000 shares of common stock per quarter. Mr. Dickman received 2,305 shares of common stock with a fair value of $11,518 for her advisory services prior to her appointment to the Board.
(8)	On October 29, 2024, Mr. Haag was issued vested options to purchase 120,000 shares of common stock at a $5.00/share strike price with a fair value of $583,610. Should Mr. Haag resign or be removed prior to October 28, 2025, the options shall be clawed back pro-rata pursuant to the Company’s Compensation Recovery Policy and the discretion of the Board of Directors.
(9)	On October 29, 2024, Dr. Massey was issued vested options to purchase 120,000 shares of common stock at a $5.00/share strike price with a fair value of $583,610. Should Dr. Massey resign or be removed prior to October 28, 2025, the options shall be clawed back pro-rata pursuant to the Company’s Compensation Recovery Policy and the discretion of the Board of Directors.
(10)	On October 29, 2024, Mr. Dickman was issued vested options to purchase 138,000 shares of common stock at a $5.00/share strike price with a fair value of $671,152. Should Mr. Dickman resign or be removed prior to October 28, 2025, the options shall be clawed back pro-rata pursuant to the Company’s Compensation Recovery Policy and the discretion of the Board of Directors.

Indemnification of Officers and Directors

Section 78.7502 of the Nevada Revised Statutes (“NRS”) permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he:

(a) is not liable pursuant to NRS 78.138, or

(b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

In addition, NRS 78.7502 permits a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys’ fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he:

(a) is not liable pursuant to NRS 78.138; or

(b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter, the corporation is required to indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

NRS 78.752 allows a corporation to purchase and maintain insurance or make other financial arrangements on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise for any liability asserted against him and liability and expenses incurred by him in his capacity as a director, officer, employee or agent, or arising out of his status as such, whether or not the corporation has the authority to indemnify him against such liability and expenses.

Other financial arrangements made by the corporation pursuant to NRS 78.752 may include the following:

(a) the creation of a trust fund;

(b) the establishment of a program of self-insurance;

(c) the securing of its obligation of indemnification by granting a security interest or other lien on any assets of the corporation; and

(d) the establishment of a letter of credit, guaranty or surety.

No financial arrangement made pursuant to NRS 78.752 may provide protection for a person adjudged by a court of competent jurisdiction, after exhaustion of all appeals, to be liable for intentional misconduct, fraud or a knowing violation of law, except with respect to the advancement of expenses or indemnification ordered by a court.

Any discretionary indemnification pursuant to NRS 78.7502, unless ordered by a court or advanced pursuant to an undertaking to repay the amount if it is determined by a court that the indemnified party is not entitled to be indemnified by the corporation, may be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

(a) by the shareholders;

(b) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding;

(c) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion, or

(d) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

Our Equity Incentive Plans

Our Stockholders approved our 2024 Equity Incentive Plan (the “Plan”) in May 2024. In July 2024, our Stockholders amended the Plan to increase the number of shares issuable thereunder to 2,000,000.

The Plan provides for the grant of incentive stock options, non-statutory stock options, stock bonus awards, restricted stock awards, performance stock awards and other forms of stock compensation to our employees, including officers, consultants and directors. Our Plan also provides that the grant of performance stock awards may be paid out in cash as determined by the Committee (as defined herein).

Plan Details

The following table and information below sets forth information as of April 28, 2025 with respect to our Plans:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	1,223,000	$5.06	682,967
Equity compensation plans not approved by security holders	—	—	—
Total	1,223,000	$5.06	682,967

Summary of the Plan

Authorized Shares

There are currently 682,967 shares of our Common Stock available for issuance pursuant to the 2024 Plan. Shares of Common Stock issued under our Plan may be authorized but unissued or reacquired shares of our Common Stock. Shares of Common Stock subject to stock awards granted under our Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares of Common Stock, will not reduce the number of shares of Common Stock available for issuance under our Plan. Additionally, shares of Common Stock issued pursuant to stock awards under our Plan that we repurchase or that are forfeited, as well as shares of Common Stock reacquired by us as consideration for the exercise or purchase price of a stock award, will become available for future grant under our Plan.

Administration

Our Board, or a duly authorized committee thereof (collectively, the “Committee”), has the authority to administer our Plan. Our Board may also delegate to one or more of our officers the authority to designate employees other than Directors and officers to receive specified stock, which, in respect to those awards, said officer or officers shall then have all authority that the Committee would have.

Subject to the terms of our Plan, the Committee has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares of Common Stock subject to each stock award, the fair market value of a share of our Common Stock, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under the Plan. The Committee has the power to modify outstanding awards under the Plan, subject to the terms of the Plan and applicable law. Subject to the terms of our Plan, the Committee has the authority to reprice any outstanding option or stock appreciation right, cancel and re-grant any outstanding option or stock appreciation right in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Stock Options

Stock options may be granted under the Plan. The exercise price of options granted under our Plan must at least be equal to the fair market value of our Common Stock on the date of grant. The term of an ISO may not exceed 10 years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed 5 years and the exercise price must equal at least 110% of the fair market value on the grant date. The Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares of Common Stock or other property acceptable to the Committee, as well as other types of consideration permitted by applicable law. No single participant may receive more than 25% of the total options awarded in any single year. Subject to the provisions of our Plan, the Committee determines the other terms of options.

Performance Shares

Performance shares may be granted under our Plan. Performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The Committee will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance shares to be paid out to participants. After the grant of a performance share, the Committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance shares. The Committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares of Common Stock or in some combination thereof, per the terms of the agreement approved by the Committee and delivered to the participant. Such agreement will state all terms and condition of the agreement.

Restricted Stock

The terms and conditions of any restricted stock awards granted to a participant will be set forth in an award agreement and, subject to the provisions in the Plan, will be determined by the Committee. Under a restricted stock award, we issue shares of our Common Stock to the recipient of the award, subject to vesting conditions and transfer restrictions that lapse over time or upon achievement of performance conditions. The Committee will determine the vesting schedule and performance objectives, if any, applicable to each restricted stock award. Unless the Committee determines otherwise, the recipient may vote and receive dividends on shares of restricted stock issued under our Plan.

Other Share-Based Awards and Cash Awards

The Committee may make other forms of equity-based awards under our Plan, including, for example, deferred shares, stock bonus awards and dividend equivalent awards. In addition, our Plan authorizes us to make annual and other cash incentive awards based on achieving performance goals that are pre-established by our compensation committee.

Merger, Consolidation or Asset Sale

If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while awards or options remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such awards or options with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding options and stock awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the relevant agreements, terminate immediately as of the effective date of any such merger, consolidation or sale.

Change in Capitalization

If the Company shall effect a subdivision or consolidation of shares of Common Stock or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of Common Stock outstanding, without receiving consideration therefore in money, services or property, then awards amounts, type, limitations, and other relevant consideration shall be appropriately and proportionately adjusted. The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

Plan Amendment or Termination

Our Board has the authority to amend, suspend, or terminate our Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Each of the Plan will terminate ten years after the earlier of (i) the date that each such Plan is adopted by the Board, or (ii) the date that each such Plan is approved by the Stockholders, except that awards that are granted under the applicable Plan prior to its termination will continue to be administered under the terms of the that Plan until the awards terminate, expire or are exercised.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except for the below, from January 1, 2023 through the date of this Information Statement, we have not been a party to any transaction or proposed transaction in which the amount involved in the transaction exceeds the lesser of  $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation which are described elsewhere in this Information Statement.

On November 18, 2022, the Company entered into a Media Relations Services Agreement (the “Media Relations Services Agreement”) with Elev8 New Media, LLC (“Elev8”), of which one of our directors, Robert Haag, is a member. Under the terms of the agreement, the Company paid Elev8 $6,500 per month for six months and the Media Relations Services Agreement automatically renewed into consecutive monthly periods unless either party provided 30 days written notice of cancellation. This price was a discounted rate off Elev8’s normal monthly price of $9,500 per month. In addition to the monthly fee, through November 30, 2023, the Company has paid Elev8 an aggregate of $25,000 for a social media marketing campaign and an aggregate of $15,000 for marketing aimed at garnering more advertisers and users for its AdTech platform and mobile app, with an additional objective to increase the number of followers for the Company’s social media accounts. The vast majority of the funds paid to Elev8 for the social media campaign and marketing plan were spent with Meta, Google and other social media companies. Thumzup suspended the Media Relations Agreement with Elev8 on October 31, 2023.

On January 18, 2023, Isaac Dietrich subscribed to purchase 223 shares of common stock at $4.50 per share for a subscription amount of $1,003.50 under the Company’s qualified offering under Regulation A+.

On February 22, 2023, Daniel Lupinelli, a 10%+ shareholder of the Company, subscribed to purchase 223 shares of common stock at $4.50 per share for a subscription amount of $1,003.50 under the Company’s qualified offering under Regulation A+. The subscription is currently in escrow.

On February 28, 2023, Westside Strategic Partners, LLC, of which one of our Directors, Robert Haag, is the Managing Member and sole owner, subscribed to purchase 11,150 shares of common stock at $4.50 per share for a subscription amount of $50,175 under the Company’s qualified offering under Regulation A+. Westside Strategic Partners, LLC receivd 1,115 shares of common stock as bonus shares under the terms of the qualified offering under Regulation A+.

On June 27, 2023, Westside subscribed to purchase 11,140 shares of common stock at $4.50 per share for a subscription amount of $50,130 under the Company’s qualified offering under Regulation A+. Westside Strategic Partners, LLC received 1,114 shares of common stock as bonus shares under the terms of the qualified offering under Regulation A+. The subscription closed on June 29, 2023.

On September 2, 2023, Westside entered into certain Waiver Agreements with the Company pursuant to which Westside was issued an aggregate of 11,510 and 871 shares of common and Series A Preferred stock, respectively, for the waiver of liquidated damages due under Registration Rights Agreements for failing to file and maintain a registration statement covering the shares.

On December 4, 2023, Westside entered into a Promissory Note with the Company for $30,000 (“First Westside Note”). The First Westside Note carried an interest rate of 0% and matured on December 8, 2023. The Company repaid the First Westside Note in full on December 5, 2023 for $30,000. The First Westside Note is retired.

On March 14, 2024, Westside acquired 1,000 shares of our Series B Preferred Stock at $50 per share for a subscription in the amount of $50,000.

On March 20, 2024, Joanna Massey acquired 800 shares of our Series B Preferred Stock at $50 per share for a subscription in the amount of $40,000.

On August 26, 2024, Westside entered into a Promissory Note with the Company for $60,000 (“Second Westside Note”). The Second Westside Note carries an interest rate of 10% per annum and matures on the earlier of (i) October 25, 2024, (ii) receipt of $1,000,000 or more in investment capital, or (iii) within 5 days of uplisting to Nasdaq. There is a default interest rate of 15% and the note can be prepaid without penalty. During the year ended December 31, 2024, $1,068 in interest accrued on the Second Westside Note. On October 30, 2024, the Company repaid principal of $60,000 together with accrued interest of $1,068. The Second Westside Note is retired.

On September 24, 2024, Westside entered into a Promissory Note with the Company for $80,000 (“Third Westside Note”). The Third Westside Note carries an interest rate of 10% per annum and matures on the earlier of (i) October 25, 2024, (ii) receipt of $1,000,000 or more in investment capital, or (iii) within 5 days of uplisting to Nasdaq. There is a default interest rate of 15% and the note can be prepaid without penalty. During the year ended December 31, 2024, $789 in interest accrued on the Third Westside Note. On October 30, 2024, the Company repaid principal of $80,000 together with accrued interest of $789. The Third Westside Note is retired.

On October 21, 2024, Westside entered into a Promissory Note with the Company for $50,000 (“Fourth Westside Note”). The Fourth Westside Note carries an interest rate of 10% per annum and matures on the earlier of (i) November 25, 2024, (ii) receipt of $1,000,000 or more in investment capital, or (iii) within 5 days of uplisting to Nasdaq. There is a default interest rate of 15% and the note can be prepaid without penalty. During the year ended December 31, 2024, $123 in interest accrued on the Fourth Westside Note. On October 30, 2024, the Company repaid principal of $50,000 together with accrued interest of $123. The Fourth Westside Note is retired.

On October 28, 2024, Westside entered into a Promissory Note with the Company for $20,000 (“Fifth Westside Note”). The Fifth Westside Note carries an interest rate of 10% per annum and matures on the earlier of (i) November 25, 2024, (ii) receipt of $1,000,000 or more in investment capital, or (iii) within 5 days of uplisting to Nasdaq. There is a default interest rate of 15% and the note can be prepaid without penalty. During the year ended December 31, 2024, $11 in interest accrued on the Fifth Westside Note. On October 30, 2024, the Company repaid principal of $20,000 together with accrued interest of $11. The Fifth Westside Note is retired.

During the year ended December 31, 2024, Joanna Massey received 683 common shares as dividends due under the Series B Preferred Certificate of Designation.

During the year ended December 31, 2024, Westside received 854 common shares as dividends due under the Series B Preferred Certificate of Designation.

During the years ended December 31, 2024 and 2023, Westside received 2,389 and 2,179 shares of Series A Preferred, respectively, as dividends due under the Series A Preferred’ Certificate of Designation.

During the years ended December 31, 2024 and 2023, Joanna Massey received and 117 and 100 shares of Series A Preferred, respectively, as dividends due under the Series A Preferred Certificate of Designation.

During the years ended December 31, 2024 and 2023, Isaac Dietrich received 59 and 50 shares of Series A Preferred, respectively, as dividends due under the Series A Preferred’ Certificate of Designation.

On March 15, 2025, Westside received 627 shares of Series A Preferred and 337 shares of common as dividends due under the Series A and Series B Preferred Certificates of Designation, respectively.

On March 15, 2025, Joanna Massey received 31 shares of Series A Preferred and 270 shares of common as dividends due under the Series A and Series B Preferred Certificates of Designation, respectively.

On March 15, 2025, Isaac Dietrich received 15 shares of Series A Preferred as dividends due under the Series A Preferred Certificate of Designation.

ACTION NO. 1

ELECTION OF DIRECTORS

Stockholders holding a majority of our outstanding voting securities reelected the five director candidates named below. Our Board of Directors oversees the management of the Company on your behalf. The Board reviews our long-term strategic plans and exercises direct decision-making authority on key issues, such as the terms of material agreements. Our Board also appoints our officers, sets the scope of their authority to manage the Company’s day-to-day operations and evaluates their performance.

All nominees are expected to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified.

Biographical and certain other information concerning the reelected members of the Company’s Board of Directors is set forth below. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Name	Age	Title

Robert Steele	58	Chairman of the Board of Directors and Chief Executive Officer
Isaac Dietrich	33	Chief Financial Officer and Director
Robert Haag	60	Director
Joanna Massey	56	Director
Paul Dickman	42	Lead Director

Board Skills Matrix (As of April 29, 2025)

	Paul Dickman	Isaac Dietrich	Robert Haag	Joanna Massey	Robert Steele

Capital Markets	X	X	X	X

Crisis Management	X	X	X	X

Cybersecurity		X			X

Data Management					X

Finance/P&L (*=QFE)	X*	X*	X	X	X

Governance & Public Company Boards	X	X		X	X

Human Capital Management, Organizational Development	X		X	X	X

International Business	X		X	X

Investment Banking and deal Structure	X	X	X	X

Investor Relations	X	X	X	X

MarComms & Brand Management	X			X	X

M&A	X	X	X	X

Regulatory, Legal & Risk Management	X	X	X	X	X

Related Industry Experience (Advertising services, digital marketing, SaaS)	X	X		X	X

Software Engineering		X			X

Robert Steele: Chief Executive Officer, President, Secretary, Treasurer, Director

Mr. Steele is the Chief Executive Officer and a director of Thumzup Media Corporation. From October 2019 until present Mr. Steele has operated a consulting business that has provided investor relations, financial, sales and marketing consulting services to various clients. Mr. Steele was the Director of Client Positioning at IRTH Communications, LLC from January 2017 to September 2019. From May 2016 through December 2016 Mr. Steele was an independent consultant rendering sales, marketing and investor relations services. From January 2010 to May 2016 Mr. Steele was the President of Rightscorp, Inc. While at Rightscorp, Mr. Steele designed and deployed patented intellectual property software as a service (SaaS) tools that were used by major brands like Warner Bros. to protect their intellectual property. As President of Rightscorp, Mr. Steele led the design of the software used by clients like Sony/ATV and BMG. BMG successfully used Mr. Steele’s technology to win a landmark $25 million judgment against Cox Communications for copyright infringement. Mr. Steele holds a BS in Electronic and Computer Engineering from George Mason University.

Isaac Dietrich: Chief Financial Officer and Director

Mr. Dietrich has served as Thumzup’s Chief Financial Officer as well as member of its Board of Directors since October 2024, having previously served as Director of Finance from September 2022 to October 2024.

Over the past 10 years, Mr. Dietrich was instrumental in raising $100 million through the sale of equity instruments while handling financial reporting, corporate communications, and exchange compliance matters for Greenwave Technology Solutions, Inc. (“Greenwave”), a leading scrap metal recycler which generated over $35 million in revenue in FY 2023, and for which served as Chief Financial Officer from April 2023 to April 2025.

Mr. Dietrich previously held the following positions with Greenwave: Chief Executive Officer (April 2013 – October 2017, December 2017 – September 2021); Chairman of the Board (April 2013 – October 2017, December 2018 – June 2021); Chief Financial Officer (April 2013 – May 2014, August 2017 – October 2017, March 2021 – November 2021, April 2023 to April 2025); and a member of its Board of Directors (April 2013 – November 2021). Mr. Dietrich was a consultant to Greenwave from February 2022 to April 2023. Since February 2023, Mr. Dietrich has served on Truleum, Inc.’s Board of Directors and as Chairman of its Audit Committee.

Directors

Robert Haag: Director

Robert Haag is the Managing Member and sole owner of Westside Strategic Partners, LLC, which is an investor in the Company. Since 2012, Mr. Haag has been a Managing Director of IRTH Communications, LLC, which provides financial communications services, and strategic consulting to its clients. He was previously employed in the brokerage, investment banking industries from about 1993 - 2001 and formerly held the Series 7, 24 and 63 licenses.

Based in Asia from 2008-2012, he held senior positions with an investment fund and also an investment bank based in Saigon, Vietnam in 2008. From 2009-2012 he served as Managing Director of Asia for IRTH Communications, LLC and was based out of Shanghai, China. From approximately 2002-2007 he was Director of Speculative Investments at KMVI, a family office / holding company which invested in restaurants, oil, private equity, publicly traded companies, real estate and a wide array of other industries. While at KMVI, he was also President and CEO of Utopia Optics (majority owned by KMVI), an eyewear and apparel company focused on consumers in the action sports markets. Mr. Haag graduated from Hamilton College with a Bachelor of Arts in History in 1988.

Joanna Massey: Director

Dr. Joanna Massey has served on the Company’s Board of Advisors since 2023 and as a Director since October 2024, and is an experienced public company board director. She is also on the Board of KULR Technology Group, a global leader in advanced energy management solutions, for which she serves as Lead Independent Director, Chair of Nominating & Corporate Governance, Chair of Compensation, and a member of the Audit Committee. In addition, she has served as Independent Director for the Hollywood Foreign Press Association since September 2021. Previously, she was Chairman of the Board for TessPay, Inc., a financial technology platform that uses blockchain technology to provide payment assurance and liquidity. In addition to her Board positions, Dr. Massey works as a Management Consultant for her eponymous company J.D. Massey Associates, Inc. Throughout her career, Dr. Massey has held various roles, including assisting micro-cap and small/mid-cap companies attract institutional investors and expand market share by advising them on enterprise risk management and corporate governance. Dr. Massey’s expertise in crisis communications and brand reputation management enables her to anticipate stakeholder reactions and advise on change management and navigating risk. As a corporate communications executive, Dr. Massey has managed integration during major merger and acquisition transactions at Lionsgate, CBS, and Discovery; corporate turnaround as Condé Nast pivoted from print to video; and crisis communications with consumers, employees, investors, regulators, and politicians. Dr. Massey earned a Bachelor of Arts in Journalism from the University of Southern California, a Master of Business Administration from the University of Southern California and a Graduate Certificate in Corporate Finance from Harvard University, as well as a Master of Arts in Clinical Psychology from Antioch University and a Ph.D. in Psychology from Sofia University, and finally a Master of Science in Legal Studies from Cornell Law with an expected degree conference date of 2025. We believe Dr. Massey is qualified to serve as a member of our board of directors because of her governance background as a public company director, corporate communications executive, and over 30 years of experience advising chairmen and CEOs during the most challenging times, including major crises, whistleblower complaints, public-facing lawsuits, and merger and acquisition transactions, in addition to her extensive academic credentials in both finance and business administration, as well as corporate law.

Paul Dickman: Lead Director

An accomplished angel and real estate investor, Dickman has held influential positions such as Chief Financial Officer, Chairman of the Board, and Chair of the Board Audit Committee in various publicly traded companies. His notable tenure as Chairman of the Board at Medicine Man Technologies saw the company through a significant capital raise of $20M, a series of strategic acquisitions, and a remarkable increase in stock value, culminating in an enterprise value of over $130M.

Paul is the Founder & Principal of Breakwater MB, a boutique merchant bank focused on providing the expertise and funding needed for cannabis-focused organizations to transition into the public market. Prior to founding Breakwater MB, Dickman established Breakwater Corporate Finance, a professional services agency offering outsourced CFO and board governance services to private and micro-cap public companies. Through Breakwater Corporate Finance, Dickman has helped facilitate multiple rounds of new equity and debt capital and has facilitated multiple public offerings while providing profitable liquidity events for investors. Mr. Dickman has a bachelor’s degree in finance and accounting, is a licensed CPA in the State of Colorado (inactive) and is a past Fellow of the National Association of Corporate Directors (NACD).

Family Relationships

There are no family relationships among our directors and executive officers.

10b5-1 Trading Plans

None.

Involvement in Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Effective Date

The above named persons will be re-elected to our Board of Directors effective 20 days after the mailing date of the definitive Information Statement.

Vote Required; Manner of Approval

Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors. Section 78.320 of the NRS 78.320 and Article I, Section 13, of the Company’s By-Laws, as amended permit any corporate action, upon which a vote of shareholders is required or permitted, to be taken without a meeting, provided that written consents are received from shareholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since holders of 54.03% of our outstanding voting stock on the Record Date delivered a written consent on April 29, 2025, no further vote, approval or consent of shareholders is required to approve or authorize this action.

ACTION NO. 2

APPROVAL OF THE COMPANY’S 2025 EQUITY INCENTIVE PLAN AND THE RESERVATION OF UP TO 2,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER

Summary

The Company’s 2025 Equity Incentive Plan (the “2025 Plan”) was adopted by the Board on April 16, 2025 to be able to issue equity awards to service providers in order to motivate and retain such persons and to further align their interests with those of our Stockholders.

Having an adequate number of shares available for future equity compensation grants is necessary to promote our long-term success and the creation of Stockholder value by:

●	Enabling us to continue to attract and retain the services of key service providers who would be eligible to receive grants;

●	Aligning participants’ interests with Stockholders’ interests through incentives that are based upon the performance of our Common Stock; and

●	Motivating participants, through equity incentive awards, to achieve long-term growth in the Company’s business, in addition to short-term financial performance.

The 2025 Plan is identical to the Prior Plans, except for the number of shares of Common Stock reserved for issuance under each. The 2025 Plan will provide for the grant of incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), other equity awards and/or cash awards to employees, directors and consultants. The 2025 Plan will remain in effect until the earlier of (i) April 16, 2035 and (ii) the date upon which the 2025 Plan is terminated pursuant to its terms, and in any event subject to the maximum share limit of the 2025 Plan.

On April 16, 2025, our Board adopted the 2024 Plan and authorized the reservation of up to 2,000,000 shares of Common Stock for issuance thereunder, subject to availability. To the extent that there are no authorized and unreserved shares of Common Stock available, the awards underlying the 2025 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available to be reserved and in such amounts as are available. Assuming all 2,000,000 shares become available and the Company may issue the full amount of awards under the 2025 Plan, the number of shares available for issuance under the 2025 Plan shall constitute approximately 21.10% of our issued and outstanding shares of Common Stock as of the Record Date. The 2025 Plan is intended to provide us with a sufficient number of shares to satisfy our equity grant requirements until our 2026 annual meeting of Stockholders, based on the current scope and structure of our equity incentive programs and the rate at which we expect to grant stock options, restricted stock, and/or other forms of equity compensation.

When approving the reservation of up to 2,000,000 shares of Common Stock issuable pursuant to the 2025 Plan, the Board considered a number of factors, including those set forth below:

●	Alignment with our Stockholders. Achieving superior, long-term results for our Stockholders remains one of our primary objectives. We believe that stock ownership enhances the alignment of the long-term economic interests of our employees and our Stockholders.

●	Attract, Motivate and Retain Key Employees. We compete for employees in a variety of geographic and talent markets and strive to maintain compensation programs that are competitive in order to attract, motivate and retain key employees. If we are unable to grant equity as part of our total compensation strategy, our ability to attract and retain all levels of talent we need to operate our business successfully would be significantly harmed.

●	Balanced Approach to Compensation. We believe that a balanced approach to compensation - using a mix of salaries, performance-based bonus incentives and long-term equity incentives (including performance based equity) encourages management to make decisions that favor long-term stability and profitability, rather than short-term results.

●	Burn Rate and Dilution. When deciding to adopt the 2025 Plan, the Board evaluated our projected need for equity grants over the next year, our expected burn rate of shares under the 2025 Plan and the dilutive impact of the proposed share allocation.

Burn rate is the rate at which a company is granting equity awards and is typically measured as the gross number of shares awarded as a percentage of our weighted average shares outstanding. We estimate that our projected annual burn rate will be 100%. The Board determined that our projected rate of equity compensation usage is reasonable and that the 2025 Plan should not need an additional increase of shares until July 31, 2026.

In addition, the Board considered whether the potential dilutive effect to Stockholders is reasonable. Dilution is typically calculated by adding the number of shares of Common Stock subject to outstanding awards plus shares of Common Stock available to grant plus the proposed additional shares, and expressing such sum as a percentage of the total number of diluted outstanding shares of Common Stock. The Board considered that dilution from the 2025 Plan would be approximately 21.04% and believes that this is an acceptable amount of dilution from the 2025 Plan.

After carefully considering each of these points, the Board believes the 2025 Plan is essential for our future success and encourages Stockholders to consider these points in voting to approve this action.

Set forth below is a summary of the 2025 Plan, which is qualified in its entirety by reference to the full text of the 2025 Plan, a copy of which is included as Appendix A to this Information Satement. If there is any inconsistency between the following summary of the 2025 Plan and Appendix A, the full text of the 2025 Plan included as Appendix A shall govern.

Key Features of the 2025 Plan

Certain key features of the 2025 Plan are summarized as follows:

●	If not terminated earlier by the Board, the 2025 Plan will terminate on April 16, 2035.

●	Up to a maximum aggregate of 2,000,000 shares of Common Stock may be issued under the 2025 Plan, subject to availability. The maximum number of shares that may be issued pursuant to the exercise of ISOs is also 2,000,000, subject to availability.

●	The 2025 Plan will generally be administered by the Board or a committee designated by the Board (the “2025 Plan Committee”). The Board may also designate a separate committee to make awards to employees who are not officers subject to the reporting requirements of Section 16 of the Exchange Act.

●	Employees, consultants and Board members are eligible to receive awards, provided that the 2025 Plan Committee has the discretion to determine (i) who shall receive any awards, and (ii) the terms and conditions of such awards.

●	Awards may consist of ISOs, NQSOs, restricted stock, SARs, other equity awards and/or cash awards.

●	Stock options and SARs may not be granted at a per share exercise price below the fair market value of a share of our Common Stock on the date of grant.

●	Stock options and SARs may not be repriced or exchanged without Stockholder approval.

●	The maximum exercisable term of stock options and SARs may not exceed ten years.

●	Awards are subject to recoupment of compensation policies adopted by the Company.

Background and Purpose of the 2025 Plan. The purpose of the 2025 Plan is to promote our long-term success and the creation of Stockholder value by:

●	Attracting and retaining the services of key employees who would be eligible to receive grants as selected participants;

●	Motivating selected participants through equity-based compensation that is based upon the performance of our Common Stock; and

●	Further aligning selected participants’ interests with the interests of our Stockholders, through the award of equity compensation grants which increases their interest in the Company, to achieve long-term growth over short-term performance.

The 2025 Plan permits the grant of the following types of equity-based incentive awards: (1) stock options (which can be either ISOs or NQSOs), (2) SARs, (3) restricted stock, (4) other equity awards and (5) cash awards. The vesting of awards can be based on either continuous service and/or performance goals. Awards are evidenced by a written agreement between the selected participant and the Company.

Eligibility to Receive Awards. Employees, consultants and Board members of the Company and certain of our affiliated companies are eligible to receive awards under the 2025 Plan. The 2025 Plan Committee will determine, in its discretion, the selected participants who will be granted awards under the 2025 Plan. As of the Record Date, approximately 20 individuals (including 2 officers and 5 directors) were eligible to participate in the 2025 Plan.

Shares Subject to the 2025 Plan. The maximum number of shares of Common Stock that can be issued under the 2025 Plan is 2,000,000 shares. The shares underlying forfeited or terminated awards (without payment of consideration), or unexercised awards become available again for issuance under the 2025 Plan. The 2025 Plan also imposes other limits that are intended to comply with the legal requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) and which are discussed elsewhere in this action. No fractional shares may be issued under the 2025 Plan. No shares will be issued with respect to a participant’s award unless applicable tax withholding obligations have been satisfied by the participant. To the extent that there are no authorized and unreserved shares of Common Stock available for the 2025 Plan, the awards underlying the 2025 Plan will not be issuable until such time, and from time to time, as shares of Common Stock are available and in such amounts as are available.

Administration of the 2025 Plan. The 2025 Plan will be administered by the 2025 Plan Committee. Subject to the terms of the 2025 Plan, the 2025 Plan Committee has the sole discretion, among other things, to:

●	Select the individuals who will receive awards;

●	Determine the terms and conditions of awards (for example, performance conditions, if any, and vesting schedule);

●	Correct any defect, supply any omission, or reconcile any inconsistency in the 2025 Plan or any award agreement;

●	Accelerate the vesting, extend the post-termination exercise term or waive restrictions of any awards at any time and under such terms and conditions as it deems appropriate, subject to the limitations set forth in the 2025 Plan;

●	Permit a participant to defer compensation to be provided by an award; and

●	Interpret the provisions of the 2025 Plan and outstanding awards.

The 2025 Plan Committee may suspend vesting, settlement, or exercise of awards pending a determination of whether a selected participant’s service should be terminated for cause (in which case outstanding awards would be forfeited). In addition, the 2025 Plan Committee may use the 2025 Plan to issue shares under other plans or sub-plans as may be deemed necessary or appropriate, such as to provide for participation by non-U.S. employees and those of any of our subsidiaries and affiliates.

Types of Awards.

Stock Options. A stock option is the right to acquire shares at a fixed exercise price over a fixed period of time. The 2025 Plan Committee will determine, among other terms and conditions, the number of shares covered by each stock option and the exercise price of the shares subject to each stock option, but such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant of the stock option. The fair market value of a share of our Common Stock for the purposes of pricing our awards shall be equal to the closing price for our Common Stock as reported by the Nasdaq Capital Market or such other principal trading market on which our securities are traded on the date of determination. Stock options may not be repriced or exchanged without Stockholder approval.

Stock options granted under the 2025 Plan may be either ISOs or NQSOs. As required by the Code and applicable regulations, ISOs are subject to various limitations not imposed on NQSOs. For example, the exercise price for any ISO granted to any employee owning more than 10% of our Common Stock may not be less than 110% of the fair market value of the Common Stock on the date of grant, and such ISO must expire no later than five years after the grant date. The aggregate fair market value (determined at the date of grant) of Common Stock subject to all ISOs held by a participant that are first exercisable in any single calendar year cannot exceed $100,000. ISOs may not be transferred other than upon death, or to a revocable trust where the participant is considered the sole beneficiary of the stock option while it is held in trust. In order to comply with Treasury Regulation Section 1.422-2(b), the 2024 Plan provides that all 2,000,000 shares may be issued pursuant to the exercise of ISOs, subject to the availability of underlying shares of Common Stock.

A stock option granted under the 2025 Plan generally cannot be exercised until it becomes vested. The 2025 Plan Committee establishes the vesting schedule of each stock option at the time of grant. The maximum term for stock options granted under the 2025 Plan may not exceed ten years from the date of grant although the 2025 Plan Committee may establish a shorter period at its discretion. The exercise price of each stock option granted under the 2025 Plan must be paid in full at the time of exercise, either with cash, or through a broker-assisted “cashless” exercise and sale program, or net exercise, or through another method approved by the 2025 Plan Committee. The optionee must also make arrangements to pay any taxes that are required to be withheld at the time of exercise.

SARs. A SAR is the right to receive, upon exercise, an amount equal to the difference between the fair market value of the shares on the date of the SAR’s exercise and the aggregate exercise price of the shares covered by the exercised portion of the SAR. The 2025 Plan Committee determines the terms of SARs, including the exercise price (provided that such per share exercise price cannot be less than the fair market value of a share of our Common Stock on the date of grant), the vesting and the term of the SAR. The maximum term for SARs granted under the 2025 Plan may not exceed ten years from the date of grant, subject to the discretion of the 2025 Plan Committee to establish a shorter period. Settlement of a SAR may be in shares of Common Stock or in cash, or any combination thereof, as the 2025 Plan Committee may determine. SARs may not be repriced or exchanged without Stockholder approval.

Restricted Stock. A restricted stock award is the grant of shares of our Common Stock to a selected participant and such shares may be subject to a substantial risk of forfeiture until specific conditions or goals are met. The restricted shares may be issued with or without cash consideration being paid by the selected participant as determined by the 2025 Plan Committee. The 2025 Plan Committee also will determine any other terms and conditions of an award of restricted stock. In determining whether an award of restricted stock should be made, and/or the vesting schedule for any such award, the 2025 Plan Committee may impose whatever conditions to vesting it determines to be appropriate. During the period of vesting, the participant will not be permitted to transfer the restricted shares but will generally have voting and dividend rights (subject to vesting) with respect to such shares.

Other Awards. The 2025 Plan also provides that other equity awards, which derive their value from the value of our shares or from increases in the value of our shares, may be granted. In addition, cash awards may also be issued. Substitute awards may be issued under the 2025 Plan in assumption of or substitution for or exchange for awards previously granted by an entity which we (or an affiliate) acquire.

Limited Transferability of Awards. Awards granted under the 2025 Plan generally are not transferrable other than by will or by the laws of descent and distribution. However, the 2025 Plan Committee may in its discretion permit the transfer of awards other than ISOs. Generally, where transfers are permitted, they will be permitted only by gift to a member of the selected participant’s immediate family or to a trust or other entity for the benefit of the selected participant and/or member(s) of his or her immediate family.

Adjustments upon Changes in Capitalization.

In the event of the following actions:

●	stock split of our outstanding shares of Common Stock;

●	stock dividend;

●	dividend payable in a form other than shares in an amount that has a material effect on the price of the shares;

●	consolidation;

●	combination or reclassification of the shares;

●	recapitalization;

●	spin-off; or

●	other similar occurrences,

then the following shall each be equitably and proportionately adjusted by the 2025 Plan Committee:

●	maximum number of shares that can be issued under the 2025 Plan (including the ISO share grant limit);

●	number and class of shares issued under the 2025 Plan and subject to each award;

●	exercise prices of outstanding awards; and

●	number and class of shares available for issuance under the 2025 Plan.

Merger, Consolidation or Asset Sale. If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while awards remain outstanding under the 2025 Plan, unless provisions are made in connection with such transaction for the continuance of the 2025 Plan and/or the assumption or substitution of such awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the applicable award agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

Term of the 2025 Plan. The 2025 Plan is in effect until April 16, 2035 or until earlier terminated by the Board. Outstanding awards shall continue to be governed by their terms after the termination of the 2025 Plan.

Governing Law. The 2025 Plan shall be governed by the laws of the State of Nevada (which is the state of our incorporation) except for conflict of law provisions.

Amendment and Termination of the 2025 Plan. The Board generally may amend or terminate the 2025 Plan at any time and for any reason, except that it must obtain Stockholder approval of material amendments to the extent required by applicable laws, regulations or rules.

Certain Federal Income Tax Information

The following is a general summary, as of September 29, 2021, of the federal income tax consequences to us and to U.S. participants for awards granted under the 2025 Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2025 Plan.

Incentive Stock Options. For federal income tax purposes, the holder of an ISO has no taxable income at the time of the grant or exercise of the ISO. If such person retains the Common Stock acquired under the ISO for a period of at least two years after the stock option is granted and one year after the stock option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an ISO prior to the expiration of two years after the stock option is granted or before one year after the stock option is exercised will realize ordinary income equal to the lesser of (i) the excess of the fair market value over the exercise price of the shares on the date of exercise, or (ii) the excess of the amount realized on the disposition over the exercise price for the shares. Any additional gain or loss recognized upon any later disposition of the shares would be a short- or long-term capital gain or loss, depending on whether the shares have been held by the participant for more than one year. Utilization of losses is subject to special rules and limitations.

Nonstatutory Stock Options. A participant who receives a nonstatutory stock option generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the stock option equal to the difference between the option exercise price and the fair market value of the stock on the date of exercise.

Restricted Stock. A participant will generally not have taxable income upon grant of unvested restricted shares unless he or she elects to be taxed at that time pursuant to an election under Code Section 83(b). Instead, he or she will recognize ordinary income at the time(s) of vesting equal to the fair market value (on each vesting date) of the shares or cash received minus any amount paid for the shares, if any.

Stock Units. No taxable income is generally reportable when unvested stock units are granted to a participant. Upon settlement of the vested stock units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares issued or payment received in connection with the vested stock units.

Stock Appreciation Rights. No taxable income is generally reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received plus the fair market value of any shares received.

Income Tax Effects for the Company. We generally will be entitled to a tax deduction in connection with an award under the 2025 Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of an nonqualified stock option or vesting of restricted stock).

Internal Revenue Code Section 162(m) Deduction Limitation. Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct in any one fiscal year with respect to our executive officers and other persons who are subject to Code Section 162(m). Therefore, compensation derived from 2025 Plan awards may not be fully deductible by the Company.

Internal Revenue Code Section 280G. For certain persons, if a change in control of the Company causes an award to vest or become newly payable, or if the award was granted within one year of a change in control and the value of such award or vesting or payment, when combined with all other payments in the nature of compensation contingent on such change in control, equals or exceeds the dollar limit provided in Section 280G of the Code (generally, this dollar limit is equal to three times the five-year historical average of the individual’s annual compensation received from the Company), then the entire amount exceeding the individual’s average annual compensation will be considered an excess parachute payment. The recipient of an excess parachute payment must pay a 20% excise tax on this excess amount and the Company cannot deduct the excess amount from its taxable income.

Internal Revenue Code Section 409A. Section 409A of the Code governs the federal income taxation of certain types of nonqualified deferred compensation arrangements. A violation of Section 409A of the Code generally results in an acceleration of the recognition of income of amounts intended to be deferred and the imposition of a federal excise tax of 20% on the employee over and above the income tax owed, plus possible penalties and interest. The types of arrangements covered by Section 409A of the Code are broad and may apply to certain awards available under the 2025 Plan (such as stock units). The intent is for the 2025 Plan, including any awards available thereunder, to comply with or be exempt from the requirements of Section 409A of the Code, to the extent applicable. As required by Code Section 409A, certain nonqualified deferred compensation payments to specified employees may be delayed to the seventh month after such employee’s separation from service.

New Plan Benefits. All 2025 Plan awards are granted at the 2025 Plan Committee’s discretion, subject to the limitations contained in the 2025 Plan. Future benefits and amounts that will be received or allocated under the 2025 Plan are not presently determinable. As of the Record Date, the fair market value of a share of our Common Stock (as determined by the closing price quoted by the Nasdaq Capital Market on that date) was $5.09.

Existing Plan Benefits. As of the Record Date, no awards have been granted under the 2025 Plan.

Effective Date

Approval of the 2025 Plan will be effective 20 days after the mailing date of the definitive Information Statement.

Vote Required; Manner of Approval

Approval of the 2025 Plan requires the vote of a majority of the shares present in person or by proxy or, if by written consent, a majority of the shares entitled to vote at a meeting of shareholders. Section 78.320 of the NRS 78.320 and Article I, Section 13, of the Company’s By-Laws, as amended, permit any corporate action, upon which a vote of shareholders is required or permitted, to be taken without a meeting, provided that written consents are received from shareholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since holders of 54.03% of our outstanding voting stock on the Record Date delivered a written consent on April 29, 2025, no further vote, approval or consent of shareholders is required to approve or authorize this action.

ACTION NO. 3:

RATIFICATION OF THE APPOINTMENT OF HAYNIE & COMPANY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

The Board has appointed Haynie & Company (“Haynie”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2025. The Board proposes that our Stockholders ratify this appointment. Haynie has served as our independent registered public accounting firm since 2021.

Stockholder ratification of the selection of Haynie as our independent registered public accounting firm is not required by our Bylaws or the Nevada law. The Board sought such ratification as a matter of good corporate practice. Even upon the effectiveness of the ratification, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

In deciding to appoint Haynie, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Haynie and concluded that Haynie has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2025. Set forth below are approximate fees for services rendered by Haynie, our independent registered public accounting firm, for the fiscal years ended December 31, 2024, and December 31, 2023.

	Haynie
	2024	2023
Audit Fees	$70,000	$27,000
Audit-Related Fees	-	-
Tax Fees	-	-
Other Fees	-	-
Totals	$70,000	$27,000

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Haynie for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s annual report on Form 10-K and in the Company’s quarterly reports on Form 10-Q, or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal years ending December 31, 2024 and 2023 were $70,000 and $27,000, respectively.

Audit-Related Fees

The aggregate fees billed in either of the last two fiscal years for assurance and related services by Haynie that are reasonably related to the performance of the audit or review of the registrant’s financial statements and are not reported under “Audit Fees” for the fiscal years ending December 31, 2024 and 2023 were $0 and $0, respectively.

Tax Fees

The aggregate fees were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ending December 31, 2024 and 2023 was $0 and $0, respectively, for Haynie.

All Other Fees

Other fees billed for professional services provided by the principal accountant, other than the services reported above, for the fiscal years ending December 31, 2024 and 2023 were $0 and $0, respectively, for Haynie.

The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.

REPORT OF THE AUDIT COMMITTEE

The Board, standing in for the Audit Committee, has:

●	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2024 with management;

●	discussed with the Company’s independent auditors the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 1301; and

●	received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Board concerning independence, and has discussed with Haynie & Company matters relating to its independence.

In reliance on the review and discussions referred to above, the Board recommended that the consolidated financial statements audited by Haynie & Company for the fiscal year ended December 31, 2024 be included in its Annual Report on Form 10-K for such fiscal year.

Effective Date

The ratification of the appointment of Haynie as our independent registered public accounting firm for the fiscal year ending December 31, 2025 will be effective 20 days after the mailing date of the definitive Information Statement.

Vote Required; Manner of Approval

We are not required to obtain the approval of our Stockholders to appoint the Company’s independent registered public accounting firm. However, had our Stockholders not ratified the appointment of Haynie as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, the Board would have reconsidered its appointment.

Section 78.320 of the NRS 78.320 and Article I, Section 13, of the Company’s By-Laws, as amended, permit any corporate action, upon which a vote of shareholders is required or permitted, to be taken without a meeting, provided that written consents are received from shareholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since holders of 54.03% of our outstanding voting stock on the Record Date delivered a written consent on April 29, 2025, no further vote, approval or consent of shareholders is required to approve or authorize this action.

ACTION NO. 4

NON-BINDING ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Section 14A of the Exchange Act entitle our Stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Information Statement pursuant to SEC rules.

Our executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of our short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers’ interests with those of our Stockholders. Please read the section of this Information Statement entitled “Executive Compensation” for additional details about our executive compensation programs, including information about the fiscal year 2024 compensation of our named executive officer.

The Compensation Committee continually reviews the compensation programs for our executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our Stockholders’ interests and current market practices. From its formation on October 29, 2024 to December 31, 2024, our Compensation Committee was comprised of three members.

We asked our Stockholders to indicate their support for our named executive officers’ compensation as disclosed in this Information Statement and the accompanying Annual Report. This action, commonly known as a “say-on-pay” action, gave our Stockholders the opportunity to express their views on our executive compensation. This vote was not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Information Statement and the accompanying Annual Report. On April 29, 2025, holders of 54.03% of our outstanding voting stock on the Record Date delivered a written consent approving the follow resolution:

“RESOLVED, that the compensation paid to Thumzup Media Corporation’s named executive officers, as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed March 11, 2025 and amended on April 29, 2025 pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Effective Date

Approval of the non-binding advisory vote on executive compensation will be effective 20 days after the mailing date of the definitive Information Statement.

Vote Required; Manner of Approval

Approval of this non-binding vote requires the vote of a majority of the shares present in person or by proxy or, if by written consent, a majority of the shares entitled to vote at a meeting of shareholders. The say-on-pay vote is advisory, and therefore not binding on the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our Stockholders and to the extent there was a significant vote against the named executive officers’ compensation as disclosed in this Information Statement and the accompanying Annual Report, it would have taken into consideration our Stockholders’ concerns and evaluated whether any actions were necessary to address those concerns.

Section 78.320 of the NRS 78.320 and Article I, Section 13, of the Company’s By-Laws, as amended, permit any corporate action, upon which a vote of shareholders is required or permitted, to be taken without a meeting, provided that written consents are received from shareholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since 54.03% of our outstanding voting stock on the Record Date delivered a written consent on April 29, 2025, no further vote, approval or consent of shareholders is required to approve or authorize this action.

ACTION NO. 5

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

Our common stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain shareholder approval prior to the issuance of our common stock in connection with certain non-public offerings, issued below the “minimum price” for the Company’s common stock as defined in NASDAQ Rule 5635(d), involving the sale, issuance or potential issuance by the Company of Common Stock (and/or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, an asset purchase, and preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value. We may effectuate the approved offerings in one or more transactions, subject to the limitations herein.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital or conduct transactions that triggers the requirements of Rule 5635(d), we are seeking shareholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

Stockholders holding a majority of our outstanding voting securities have voted in favor of the approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public offerings subject to the following limitations:

●	The maximum discount at which securities will be offered (which may consist of a share of Common Stock and a warrant for the issuance of up to an additional share of Common Stock) will be equivalent to a discount of 20% below the “Minimum Price” as defined by NASDAQ of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. NASDAQ defines the “minimum price” as the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement. For example, as reported in our Annual Report on Form 10-K filed with the SEC on March 11, 2025, as amended on April 30, 2025, the range of high and low closing prices for our common stock, for the period January 1, 2023 through December 31, 2025 was $8.50 and $2.89, respectively;

●	The aggregate number of shares issued in the offerings will not exceed 40,000,000 shares of our common stock, subject to adjustment for any stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into Common Stock);

●	The total aggregate consideration will not exceed $200,000,000;

●	Such offerings will occur, if at all, on or before October 27, 2025, unless a shorter time is required by Nasdaq; and

●	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its shareholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our common stock. The shareholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the Common Stock.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 40,000,000 shares of Common Stock in the aggregate pursuant to the authority requested from shareholders under this proposal (subject to adjustment for any stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell or issue could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of shareholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $200,000,000. If all or part of the offerings are completed, the net proceeds will be used for general corporate purposes and the potential purchase of additional cryptocurrency. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings or conduct other transactions.

Effective Date

Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d) will be effective 20 days after the mailing date of the definitive Information Statement.

Vote Required; Manner of Approval

Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d) requires the vote of a majority of the shares present in person or by proxy or, if by written consent, a majority of the shares entitled to vote at a meeting of shareholders.

Section 78.320 of the NRS 78.320 and Article I, Section 13, of the Company’s By-Laws, as amended, permit any corporate action, upon which a vote of shareholders is required or permitted, to be taken without a meeting, provided that written consents are received from shareholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since holders of 54.03% of our outstanding voting stock on the Record Date delivered a written consent on April 29, 2025, no further vote, approval or consent of shareholders is required to approve or authorize this action.

ACTION NO. 6

APPROVAL OF ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE SHAREHOLDERS IN ACTON NO. 5, IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b)

Nasdaq Marketplace Rule 5635(b) requires us to obtain shareholder approval prior to certain issuances with respect to Common Stock or securities convertible into Common Stock which will result in a change of control of the Company. This rule does not specifically define when a change in control of a Company may be deemed to occur. However, guidance suggests that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the Company’s then outstanding capital stock. For the purpose of calculating the holdings of such person or entity, the Nasdaq Capital Market would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity. We do not have any current plans to issue securities pursuant to Proposal No. 5, once effective that will result in a change in control; however, we are seeking the shareholders’ approval on any change in control in accordance with Nasdaq Marketplace Rule 5635(b) in the event that potential issuance of securities in the offerings proposed in Proposal No. 5 would result in a change in control.

Shareholders should note that a change of control as described under Nasdaq Marketplace Rule 5635(b) applies only with respect to the application of such Nasdaq rule. Neither Nevada law nor our articles of incorporation or bylaws requires us to obtain shareholder approval of such change in control.

Effective Date

Approval any change of control that could result from the potential issuance of securities in the non-public offerings following effectiveness of Action No. 5, as required by and in accordance with Nasdaq Marketplace Rule 5635(b) will be effective 20 days after the mailing date of the definitive Information Statement.

Vote Required; Manner of Approval

Approval any change of control that could result from the potential issuance of securities in the non-public offerings following effectiveness of Action No. 5, as required by and in accordance with Nasdaq Marketplace Rule 5635(b) requires the vote of a majority of the shares present in person or by proxy or, if by written consent, a majority of the shares entitled to vote at a meeting of shareholders.

Section 78.320 of the NRS 78.320 and Article I, Section 13, of the Company’s By-Laws, as amended, permit any corporate action, upon which a vote of shareholders is required or permitted, to be taken without a meeting, provided that written consents are received from shareholders having at least the requisite number of shares that would be necessary to authorize or take such action if a meeting was held at which all shares entitled to vote thereon were present and voted. Since holders of 54.03% of our outstanding voting stock on the Record Date delivered a written consent on April 29, 2025, no further vote, approval or consent of shareholders is required to approve or authorize this action.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “Annual Report”), as filed with the SEC on March 11, 2025 and amended on April 30, 2025, excluding exhibits, is available at https://thumzupmedia.com/investor-relations/governance/governance-documents/default.aspx together with this Information Statement. We will furnish the Annual Report and/or any exhibit to our Annual Report free of charge to any stockholder upon written request as set forth in the Notice of Internet Availability. The Annual Report is incorporated in this Information Statement. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

COST OF INFORMATION STATEMENT

The Company is making the mailing of the Information Statement materials and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement materials to beneficial owners of the Company’s voting securities.

DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more Stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at Thumzup Media Corporation, 10557-B Jefferson Boulevard, Culver City, CA 90232; Attn: Investor Relations. Attn: Investor Relations, or call the Company at (800) 403-6150 and we will promptly deliver the Information Statement, as applicable, to you upon your request. Stockholders who received multiple copies of the Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors

/s/ Robert Steele
Robert Steele, Chairman

Los Angeles, CA
May 12, 2025

Exhibit A

Thumzup Media Corporation

2025 Equity Incentive Plan

1. Purpose

Thumzup Media Corporation 2025 Equity Incentive Plan is intended to promote the best interests of Thumzup Media Corporation and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A. “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

B. “Award” means any Option or Stock Award granted hereunder.

C. “Board” means the Board of Directors of the Corporation.

D. “Change in Control” except as may otherwise be provided in an Award Agreement or other applicable agreement, means the occurrence of any of the following:

(i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if the Company’s stockholders immediately prior to such merger, consolidation or reorganization cease to directly or indirectly own immediately after such merger, consolidation or reorganization at least a majority of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or reorganization;

(ii) The consummation of the sale, transfer or other disposition of all or substantially all of the Company’s assets (other than (x) to a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company, (y) to a corporation or other entity owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company or (z) to a continuing or surviving entity described in Section 2(g)(i) in connection with a merger, consolidation or reorganization which does not result in a Change in Control under Section 2(g)(i));

(iii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

(iv) The consummation of any transaction as a result of which any Person becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Section 2(g), the term “Person” shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude:

(1) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary;

(2) a corporation or other entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Common Stock of the Company;

(3) the Company; and

(4) a corporation or other entity of which at least a majority of its combined voting power is owned directly or indirectly by the Company.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transactions. In addition, if any Person (as defined above) is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered to cause a Change in Control. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

E. “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

F. “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

G. “Common Stock” means the common stock, $0.001 par value, of the Corporation.

H. “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

I. “Corporation” means Thumzup Media Corporation, a Nevada corporation.

J. “Corporation Law” means the Nevada Statutes, as the same shall be amended from time to time.

K. “Covered Individuals”. The Stock Policy applies to the Company’s Chief Executive Officer, Co-Presidents, Chief Financial Officer, and directors (“Directors”) (collectively, the “Covered Individuals”).

L. “Date of Grant” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

M. “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

N. “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

O. “Director” means a member of the Board.

P. “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

Q. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

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R. “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i)	If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii)	In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

S. “Family Member” means a parent, child, spouse or sibling.

T. “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

U. “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

V. “Option” means any option to purchase shares of Common Stock granted under this Plan.

W. “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

X. “Participant” means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

Y. “Performance Agreement” means an agreement described in Section 8 of this Plan.

Z. “Performance Objectives” means the performance objectives established by the Committee pursuant to this Plan for Participants who have received grants of Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

AA. “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.

BB. “Performance Share” means an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.

CC. “Plan” means this Thumzup Media Corporation 2025 Equity Incentive Plan.

DD. “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option after it has been granted or (ii) canceling an Option at a time when the exercise price exceeds the then-Fair Market Value of the Common Stock in exchange for another Option.

EE. “Restricted Stock Award” means an award of Common Stock under Section 7.B.

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FF. “Securities Act” means the Securities Act of 1933, as amended.

GG. “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

HH. “Stock Bonus Award” means an award of Common Stock under Section 7.A.

II. “Stock Award Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

JJ. “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

KK. “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

LL. “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. implementation, interpretation and Administration

A. Delegation to Board Committee. The Board shall have the sole authority to implement, interpret, and/or administer this Plan. unless the Board delegates all or any portion of its authority to implement, interpret, and/or administer this Plan to a Committee. To the extent not prohibited by the Certificate of Incorporation or Bylaws of the Corporation, the Board may delegate all or a portion of its authority to implement, interpret, and/or administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; and (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’s shares are listed, “independent” within the meaning of such rules.

B. Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Corporation; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards.

C. Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i)	To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreement under this Plan.

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(ii)	To determine the Fair Market Value of Common Stock in the absence of an established market for the Common Stock.

(iii)	To select the Eligible Persons to whom Awards are granted from time to time hereunder.

(iv)	To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or a Stock Award may be exercised or Common Stock issued thereunder, the vesting schedule of an Option, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v)	To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi)	To determine whether and under what circumstances an Option or Stock Award may be settled in cash, shares of Common Stock or other property under Section 6.H instead of in Common Stock.

(vii)	To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options, as set forth in this Plan, may not be waived.

(viii)	To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation, and administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

4. Eligibility

A. Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

B. Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Accordingly, an Award may not be granted pursuant to this Plan for the purpose of the Corporation obtaining financing or for investor relations purposes.

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C. Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A. Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options (without regard to whether payment on exercise of the Stock Option is made in cash or shares of Common Stock) and (ii) issued pursuant to Stock Awards, shall be 2,000,000 shares in the aggregate. The number of shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 25% of the total Options awarded in any single year.

B. Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C. Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A. Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

B. Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i)	The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii)	The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

C. Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

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D. Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E. Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent such transfer complies with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.

F. Vesting. Options will vest as provided in the Stock Option Agreement.

G. Termination. Options will terminate as provided in the Stock Option Agreement.

H. Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock. The Participant may face certain restrictions on his/her ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

I. Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

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J. Clawback Provisions. All Awards granted under the Plan shall be subject to recoupment in accordance with any clawback, recovery or recoupment policy that Company may adopt, including any such policy adopted pursuant to the listing standards of any national securities exchange on which the Company’s securities are listed or pursuant to other requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Administrator may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Administrator determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy shall be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under the Plan or any agreement with the Company. Each executive officer shall repay or forfeit, to the fullest extent permitted by law and as directed by the Board of Directors of the Company (the “Board”), any annual incentive or other performance-based compensation awards (“Awards”) received by him or her on or after [______], [_____] if:

●	the payment, grant or vesting of the Awards was based on the achievement of financial results that were subsequently the subject of a restatement of the Company’s financial statements filed with the Securities and Exchange Commission,

●	the Board determines in its sole discretion, exercised in good faith, that the executive officer engaged in fraud or misconduct that caused or contributed to the need for the restatement,

●	the amount of the compensation that would have been received by the executive officer had the financial results been properly reported would have been lower than the amount actually received, and

●	the Board determines in its sole discretion that it is in the best interests of the Company and its shareholders for the executive officer to repay or forfeit all or any portion of the Awards.

The Board’s independent directors and Compensation Committee, as identified pursuant to applicable exchange listing standards, shall have full and final authority to make all determinations under this Policy, including without limitation whether the Policy applies and if so, the amount of the Awards to be repaid or forfeited by the executive officer. Repayment can be made from the proceeds of the sale of Company stock and the forfeiture of other outstanding awards. All determinations and decisions made by the Board’s independent directors pursuant to the provisions of this Policy shall be final, conclusive and binding on all persons, including the Company, its affiliates, its shareholders and employees.

K. Anti-Heding and Anti Pledging. Covered Individuals are prohibited from (i) hedging their ownership positions in Company Common Stock, (ii) pledging their Company Common Stock as collateral for loans, and (iii) purchasing our Company Common Stock on margin. Heading activities shall include, but are not limited to, short-selling, options, puts and calls, as well as derivates such as swaps, forward and futures.

L. Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event of a stock split, reverse stock split, stock dividend, combination, consolidation, recapitalization (including a recapitalization through a large nonrecurring cash dividend) or reclassification of the Shares, subdivision of the Shares, a rights offering, a reorganization, merger, spin-off, split-up, repurchase, or exchange of Common Stock or other securities of the Company or other significant corporate transaction, or other change affecting the Common Stock occurs, the Administrator, in order to prevent dilution, diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number, kind and class of securities that may be delivered under the Plan and/or the number, class, kind and price of securities covered by each outstanding Award. Notwithstanding the forgoing, all adjustments under this Section 15 shall be made in a manner that does not result in taxation under Section 409A of the Code.

(b) Dissolution or Liquidation. In the event of the proposed winding up, dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or settled, an Award will terminate immediately prior to the consummation of such proposed action.

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(c) Corporate Transaction. In the event of a Corporate Transaction, each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and the Administrator need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Corporate Transaction: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new equity awards with substantially the same terms of the substituted Awards; (D) the cancellation of such Awards in exchange for a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Corporate Transaction over (2) the exercise price or purchase price paid or to be paid (if any) for the Shares subject to the Awards; provided, that, if the exercise price or purchase price for such Awards equals or exceeds the Fair Market Value of the Shares subject to such Awards, then the Awards may be terminated without payment. Provided further, that at the discretion of the Administrator, such payment may be subject to the same conditions that apply to the consideration that will be paid to holders of Shares in connection with the transaction; provided, however, that any payout in connection with a terminated award shall comply with Section 409A of the Code to the extent necessary to avoid taxation thereunder; (E) the full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire Shares acquired under an Award or lapse of forfeiture rights with respect to Shares acquired under an Award; or (F) the opportunity for Participants to exercise their then-exercisable Options prior to the occurrence of the Corporate Transaction and the termination (for no consideration) upon the consummation of such Corporate Transaction of any Options not exercised prior thereto (whether or not exercisable prior to the consummation of the Corporate Transaction).

(d) Change in Control. An Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Award Agreement for such Award or as may be provided in any other written agreement between the Company or any Subsidiary and the Participant, but in the absence of such provision, no such acceleration will occur.

M. Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

N. Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or is his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

O. No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A. Stock Bonus Awards. Stock Bonus Awards may be granted by the Committee. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.

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B. Restricted Stock Awards. Restricted Stock Awards may be granted by the Committee. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

C. Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii)	Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii)	Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv)	During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

(v)	Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi)	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A. The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

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(ii)	The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii)	Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv)	Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

(v)	Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi)	Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii)	Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii)	If provided in the terms of the grant, the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix)	Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x)	Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

9. Changes in Capital Structure

A. No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B. Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number of and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

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C. Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D. Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

10. Withholding of Taxes

The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements; (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income; (iii) deliver to the Corporation previously acquired Common Stock; (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant; (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option of Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11. Compliance with Law and Approval of Regulatory Bodies

A. General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

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B. Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12. General Provisions

A. Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B. Use of Proceeds. The proceeds received by the Corporation from any sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C. Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

D. Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E. Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Corporation Law.

F. Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fractional shares in cash.

G. Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

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13. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated herein; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on Repricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, any Stock Option Agreement or any Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. Effective Date of Plan; Duration of Plan

A. This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until the Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

B. Unless previously terminated, this Plan will terminate ten (10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

THUMZUP MEDIA CORPORATION

By:
Robert Steele
Chief Executive Officer

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